                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                            (ADVISORY FEE WAIVERS)

   This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit A and B (each an "Exhibit" or, collectively the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Municipal Income Opportunities Trust, Invesco Securities Trust, Invesco, Invesco Quality Municipal Income Trust and Invesco Value Municipal Income Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Invesco agrees that until at least the expiration date set forth on Exhibit A (the "Expiration Date") and with respect to those Funds listed on the Exhibit, Invesco will waive its advisory fees at the rate set forth on the Exhibit.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

   1. Invesco agrees that until the expiration date, if any, of the commitment set forth on the attached Exhibit B occurs, as such Exhibit B is amended from time to time, Invesco will waive advisory fees payable by an Investing Fund (defined below) in an amount equal to 100% of the net advisory fee Invesco receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Fund invests (the "Waiver").

       i. Invesco's Fund Accounting Group will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Fund during the previous month in an Affiliated Money Market Fund.

       ii. The Waiver will not apply to those Investing Funds that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

       iii. The Waiver will not apply to cash collateral for securities lending.

       For purposes of the paragraph above, the following terms shall have the following meanings:

       (a) "Affiliated Money Market Fund" - any existing or future Trust that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended;

       (b) "Investing Fund" - any Fund investing Cash Balances and/or Cash Collateral in an Affiliated Money Market Fund; and

       (c) "Uninvested Cash" - cash available and uninvested by a Trust that may result from a variety of sources, including dividends or interest received on portfolio securities, unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

   2. Neither a Trust nor Invesco may remove or amend the Waiver to a Trust's detriment prior to the Expiration Date without requesting and receiving the approval of the Board of Trustee of the applicable Fund's Trust to remove or amend such Waiver. Invesco will not have any right to reimbursement of any amount so waived.

   The Boards of Trustees and Invesco may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

   Subject to the foregoing paragraphs, Invesco agrees to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed in Exhibit A and B to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

        AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
        AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
        AIM FUNDS GROUP (INVESCO FUNDS GROUP)
        AIM GROWTH SERIES (INVESCO GROWTH SERIES)
        AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
        AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
        AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
        AIM TREASURER'S SERIES TRUST (INVESCO TREASURER'S SERIES TRUST)
        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST
        INVESCO QUALITY MUNICIPAL INCOME TRUST
        INVESCO SECURITIES TRUST
        INVESCO VALUE MUNICIPAL INCOME TRUST
        on behalf of the Funds listed in the Exhibit to this Memorandum of Agreement

        By:     /s/ John M. Zerr
                ----------------------------------------------------------------
        Title:  Senior Vice President

        INVESCO ADVISERS, INC.

        By:     /s/ John M. Zerr
                ----------------------------------------------------------------
        Title:  Senior Vice President

                         EXHIBIT A TO ADVISORY FEE MOA

   AIM COUNSELOR SERIES TRUST
 (INVESCO COUNSELOR SERIES TRUST)                 WAIVER DESCRIPTION                 EFFECTIVE DATE EXPIRATION DATE
----------------------------------- ------------------------------------------------ -------------- ---------------
Invesco Strategic Real Return Fund  Invesco will waive advisory fees in an amount      4/30/2014      04/30/2015
                                    equal to the advisory fees earned on underlying
                                    affiliated investments

        AIM INVESTMENT FUNDS
     (INVESCO INVESTMENT FUNDS                      WAIVER DESCRIPTION                 EFFECTIVE DATE EXPIRATION DATE
------------------------------------- ------------------------------------------------ -------------- ---------------
Invesco Global Targeted Returns Fund  Invesco will waive advisory fees in an amount      12/17/2013     12/31/2015
                                      equal to the advisory fees earned on underlying
                                      affiliated investments

Invesco Strategic Income Fund         Invesco will waive advisory fees in an amount       5/2/2014      05/31/2015
                                      equal to the advisory fees earned on underlying
                                      affiliated investments

     AIM TREASURER'S SERIES TRUST
  (INVESCO TREASURER'S SERIES TRUST)                   WAIVER DESCRIPTION                 EFFECTIVE DATE EXPIRATION DATE
---------------------------------------- ------------------------------------------------ -------------- ---------------
Premier Portfolio                        Invesco will waive advisory fees in the amount      2/1/2011      12/31/2014
                                         of 0.07% of the Fund's average daily net assets

Premier U.S. Government Money Portfolio  Invesco will waive advisory fees in the amount      2/1/2011      12/31/2014
                                         of 0.07% of the Fund's average daily net assets

                                  EXHIBIT "B"

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

PORTFOLIO                                                   EFFECTIVE DATE    COMMITTED UNTIL
---------                                                  ----------------- -----------------
Invesco American Franchise Fund                            February 12, 2010 December 31, 2014
Invesco California Tax-Free Income Fund                    February 12, 2010 December 31, 2014
Invesco Core Plus Bond Fund                                  June 2, 2009    December 31, 2014
Invesco Equally-Weighted S&P 500 Fund                      February 12, 2010 December 31, 2014
Invesco Equity and Income Fund                             February 12, 2010 December 31, 2014
Invesco Floating Rate Fund                                   July 1, 2007    December 31, 2014
Invesco Global Real Estate Income Fund                       July 1, 2007    December 31, 2014
Invesco Growth and Income Fund                             February 12, 2010 December 31, 2014
Invesco Low Volatility Equity Yield Fund                     July 1, 2007    December 31, 2014
Invesco Pennsylvania Tax Free Income Fund                  February 12, 2010 December 31, 2014
Invesco S&P 500 Index Fund                                 February 12, 2010 December 31, 2014
Invesco Small Cap Discovery Fund                           February 12, 2010 December 31, 2014
Invesco Strategic Real Return Fund                          April 30, 2014    April 30, 2015

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

PORTFOLIO                                                  EFFECTIVE DATE  COMMITTED UNTIL
---------                                                  -------------- -----------------
Invesco Charter Fund                                        July 1, 2007  February 28, 2015
Invesco Diversified Dividend Fund                           July 1, 2007  February 28, 2015
Invesco Summit Fund                                         July 1, 2007  February 28, 2015

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

FUND                                                       EFFECTIVE DATE COMMITTED UNTIL
----                                                       -------------- ---------------
Invesco European Small Company Fund                         July 1, 2007  April 30, 2015
Invesco Global Core Equity Fund                             July 1, 2007  April 30, 2015
Invesco International Small Company Fund                    July 1, 2007  April 30, 2015
Invesco Small Cap Equity Fund                               July 1, 2007  April 30, 2015

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

FUND                                                        EFFECTIVE DATE   COMMITTED UNTIL
----                                                       ----------------- ---------------
Invesco Convertible Securities Fund                        February 12, 2010 April 30, 2015
Invesco Global Low Volatility Equity Yield Fund              July 1, 2007    April 30, 2015
Invesco Mid Cap Core Equity Fund                             July 1, 2007    April 30, 2015
Invesco Multi-Asset Inflation Fund                          April 30, 2014   April 30, 2015
Invesco Small Cap Growth Fund                                July 1, 2007    April 30, 2015
Invesco U.S. Mortgage Fund                                 February 12, 2010 April 30, 2015

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

FUND                                                       EFFECTIVE DATE  COMMITTED UNTIL
----                                                       -------------- -----------------
Invesco Asia Pacific Growth Fund                            July 1, 2007  February 28, 2015
Invesco European Growth Fund                                July 1, 2007  February 28, 2015
Invesco Global Growth Fund                                  July 1, 2007  February 28, 2015
Invesco Global Opportunities Fund                          August 3, 2012 February 28, 2015
Invesco Global Small & Mid Cap Growth Fund                  July 1, 2007  February 28, 2015
Invesco International Core Equity Fund                      July 1, 2007  February 28, 2015
Invesco International Growth Fund                           July 1, 2007  February 28, 2015
Invesco Select Opportunities Fund                          August 3, 2012 February 28, 2015

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

FUND                                                         EFFECTIVE DATE    COMMITTED UNTIL
----                                                       ------------------ -----------------
Invesco All Cap Market Neutral Fund                        December 17, 2013  December 31, 2015
Invesco Balanced-Risk Allocation Fund/1/                      May 29, 2009    February 28, 2015
Invesco Balanced-Risk Commodity Strategy Fund/2/           November 29, 2010  February 28, 2015
Invesco China Fund                                            July 1, 2007    February 28, 2015
Invesco Developing Markets Fund                               July 1, 2007    February 28, 2015
Invesco Emerging Markets Equity Fund                          May 11, 2011    February 28, 2015
Invesco Emerging Market Local Currency Debt Fund             June 14, 2010    February 28, 2015
Invesco Endeavor Fund                                         July 1, 2007    February 28, 2015
Invesco Global Health Care Fund                               July 1, 2007    February 28, 2015
Invesco Global Infrastructure Fund                            May 2, 2014       May 31, 2015
Invesco Global Market Neutral Fund                         December 17, 2013  December 31, 2015
Invesco Global Markets Strategy Fund/3/                    September 25, 2012 February 28, 2015
Invesco Global Targeted Returns Fund/4/                    December 17, 2013  December 31, 2015
Invesco International Total Return Fund                       July 1, 2007    February 28, 2015
Invesco Long/Short Equity Fund                             December 17, 2013  December 31, 2015
Invesco Low Volatility Emerging Markets Fund               December 17, 2013  December 31, 2015
Invesco Macro International Equity Fund                    December 17, 2013  December 31, 2015
Invesco Macro Long/Short Fund                              December 17, 2013  December 31, 2015
Invesco Pacific Growth Fund                                February 12, 2010  February 28, 2015
Invesco Premium Income Fund                                December 13, 2011  February 28, 2015
Invesco Select Companies Fund                                 July 1, 2007    February 28, 2015
Invesco Strategic Income Fund                                 May 2, 2014       May 31, 2015

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

FUND                                                        EFFECTIVE DATE   COMMITTED UNTIL
----                                                       ----------------- ---------------
Invesco Corporate Bond Fund                                February 12, 2010  June 30, 2014
Invesco Global Real Estate Fund                              July 1, 2007     June 30, 2014
Invesco High Yield Fund                                      July 1, 2007     June 30, 2014
Invesco Limited Maturity Treasury Fund                       July 1, 2007     June 30, 2014
Invesco Money Market Fund                                    July 1, 2007     June 30, 2014
Invesco Real Estate Fund                                     July 1, 2007     June 30, 2014
Invesco Short Term Bond Fund                                 July 1, 2007     June 30, 2014
Invesco U.S. Government Fund                                 July 1, 2007     June 30, 2014

--------
/1/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund I, Ltd. invests.
/2/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Commodity Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund III, Ltd. invests.
/3/ Advisory fees to be waived by Invesco for Invesco Global Markets Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund V, Ltd. invests.
/4/ Advisory fees to be waived by Invesco for Invesco Global Targeted Returns Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund VII, Ltd. invests.

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

FUND                                                        EFFECTIVE DATE   COMMITTED UNTIL
----                                                       ----------------- ---------------
Invesco American Value Fund                                February 12, 2010  June 30, 2014
Invesco Comstock Fund                                      February 12, 2010  June 30, 2014
Invesco Energy Fund                                          July 1, 2007     June 30, 2014
Invesco Dividend Income Fund                                 July 1, 2007     June 30, 2014
Invesco Gold & Precious Metals Fund                          July 1, 2007     June 30, 2014
Invesco Mid Cap Growth Fund                                February 12, 2010  June 30, 2014
Invesco Small Cap Value Fund                               February 12, 2010  June 30, 2014
Invesco Technology Fund                                      July 1, 2007     June 30, 2014
Invesco Technology Sector Fund                             February 12, 2010  June 30, 2014
Invesco Value Opportunities Fund                           February 12, 2010  June 30, 2014

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

FUND                                                        EFFECTIVE DATE   COMMITTED UNTIL
----                                                       ----------------- ---------------
Invesco High Yield Municipal Fund                          February 12, 2010  June 30, 2014
Invesco Intermediate Term Municipal Income Fund            February 12, 2010  June 30, 2014
Invesco Municipal Income Fund                              February 12, 2010  June 30, 2014
Invesco New York Tax Free Income Fund                      February 12, 2010  June 30, 2014
Invesco Tax-Exempt Cash Fund                                 July 1, 2007     June 30, 2014
Invesco Tax-Free Intermediate Fund                           July 1, 2007     June 30, 2014

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

FUND                                                        EFFECTIVE DATE   COMMITTED UNTIL
----                                                       ----------------- ---------------
Invesco V.I. American Franchise Fund                       February 12, 2010 April 30, 2015
Invesco V.I. American Value Fund                           February 12, 2010 April 30, 2015
Invesco V.I. Balanced-Risk Allocation Fund/5/              December 22, 2010 April 30, 2015
Invesco V.I. Comstock Fund                                 February 12, 2010 April 30, 2015
Invesco V.I. Core Equity Fund                                July 1, 2007    April 30, 2015
Invesco V.I. Diversified Dividend Fund                     February 12, 2010 April 30, 2015
Invesco V.I. Diversified Income Fund                         July 1, 2007    April 30, 2015
Invesco V.I. Equally-Weighted S&P 500 Fund                 February 12, 2010 April 30, 2015
Invesco V.I. Equity and Income Fund                        February 12, 2010 April 30, 2015
Invesco V.I. Global Core Equity Fund                       February 12, 2010 April 30, 2015
Invesco V.I. Global Health Care Fund                         July 1, 2007    April 30, 2015
Invesco V.I. Global Real Estate Fund                         July 1, 2007    April 30, 2015
Invesco V.I. Government Securities Fund                      July 1, 2007    April 30, 2015
Invesco V.I. Growth and Income Fund                        February 12, 2010 April 30, 2015
Invesco V.I. High Yield Fund                                 July 1, 2007    April 30, 2015
Invesco V.I. International Growth Fund                       July 1, 2007    April 30, 2015
Invesco V.I. Mid Cap Core Equity Fund                        July 1, 2007    April 30, 2015
Invesco V.I. Mid Cap Growth Fund                           February 12, 2010 April 30, 2015
Invesco V.I. Money Market Fund                               July 1, 2007    April 30, 2015
Invesco V.I. S&P 500 Index Fund                            February 12, 2010 April 30, 2015
Invesco V.I. Small Cap Equity Fund                           July 1, 2007    April 30, 2015
Invesco V.I. Technology Fund                                 July 1, 2007    April 30, 2015
Invesco V.I. Managed Volatility Fund                         July 1, 2007    April 30, 2015
Invesco V.I. Value Opportunities Fund                        July 1, 2007    April 30, 2015

/5/ Advisory fees to be waived by Invesco for Invesco V.I. Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund IV, Ltd. invests.

                           INVESCO SECURITIES TRUST

FUND                                               EFFECTIVE DATE   COMMITTED UNTIL
----                                              ---------------- -----------------
Invesco Balanced-Risk Aggressive Allocation Fund  January 16, 2013 February 28, 2015

                               CLOSED-END FUNDS

FUND                                                       EFFECTIVE DATE COMMITTED UNTIL
----                                                       -------------- ---------------
Invesco Municipal Income Opportunities Trust                June 1, 2010   June 30, 2014
Invesco Quality Municipal Income Trust                      June 1, 2010   June 30, 2014
Invesco Value Municipal Income Trust                        June 1, 2010   June 30, 2014

                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                             (EXPENSE LIMITATIONS)

   This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibits (the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Municipal Income Opportunities Trust, Invesco Quality Municipal Income Trust, Invesco Securities Trust, Invesco Value Municipal Income Trust and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

   For the Contractual Limits (listed in Exhibits A - D), Invesco agrees until at least the expiration date set forth on the attached Exhibits A - D (the "Expiration Date") that Invesco will waive its fees or reimburse expenses to the extent that expenses of a class of a Fund (excluding (i) interest;
(ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; and (v) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. Acquired fund fees and expenses are not fees or expenses incurred by a fund directly but are expenses of the investment companies in which a fund invests. These fees and expenses are incurred indirectly through the valuation of a fund's investment in these investment companies. Acquired fund fees and expenses are required to be disclosed and included in the total annual fund operating expenses in the prospectus fee table. As a result, the net total annual fund operating expenses shown in the prospectus fee table may exceed the expense limits reflected in Exhibits A - D. With regard to the Contractual Limits, the Board of Trustees of the Trust and Invesco may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

   For the Contractual Limits, Invesco agrees to review the then-current expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such limitations should be amended, continued or terminated. The expense limitations will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   For the Voluntary Limits (listed in Exhibits A - D), Invesco agrees that these are not contractual in nature and that Invesco may establish, amend and/or terminate such expense limitations at any time in its sole discretion. Any delay or failure by Invesco to update this Memorandum of Agreement with regards to the terminations, extensions, or expirations of the Voluntary Limits shall have no effect on the term of such Voluntary Limitations; the Voluntary Limitations are listed herein for informational purposes only.

   It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts and Invesco have entered into this Memorandum of Agreement as of the Effective Dates on the attached Exhibits.


        AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
        AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
        AIM FUNDS GROUP (INVESCO FUNDS GROUP)
        AIM GROWTH SERIES (INVESCO GROWTH SERIES)
        AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
        AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
        AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST
        INVESCO QUALITY MUNICIPAL INCOME TRUST
        INVESCO SECURITIES TRUST
        INVESCO VALUE MUNICIPAL INCOME TRUST
        SHORT-TERM INVESTMENTS TRUST
        on behalf of the Funds listed in the Exhibits to this Memorandum of Agreement

        By:     /s/ John M. Zerr
                ----------------------------------------------------------------
        Title:  Senior Vice President

        INVESCO ADVISERS, INC.

        By:     /s/ John M. Zerr
                ----------------------------------------------------------------
        Title:  Senior Vice President
                                                           as of April 30, 2014

                         EXHIBIT "A" - RETAIL FUNDS/1/

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                     ------------ ---------- ------------------ -----------------
Invesco American Franchise Fund
   Class A Shares                        Contractual     2.00%      July 1, 2013      June 30, 2014
   Class B Shares                        Contractual     2.75%      July 1, 2013      June 30, 2014
   Class C Shares                        Contractual     2.75%      July 1, 2013      June 30, 2014
   Class R Shares                        Contractual     2.25%      July 1, 2013      June 30, 2014
   Class R5 Shares                       Contractual     1.75%      July 1, 2013      June 30, 2014
   Class R6 Shares                       Contractual     1.75%      July 1, 2013      June 30, 2014
   Class Y Shares                        Contractual     1.75%      July 1, 2013      June 30, 2014

Invesco California Tax-Free Income Fund
   Class A Shares                        Contractual     1.50%      July 1, 2012      June 30, 2014
   Class B Shares                        Contractual     2.00%      July 1, 2012      June 30, 2014
   Class C Shares                        Contractual     2.00%      July 1, 2012      June 30, 2014
   Class Y Shares                        Contractual     1.25%      July 1, 2012      June 30, 2014

Invesco Core Plus Bond Fund
   Class A Shares                        Contractual     0.75%      June 6, 2011    December 31, 2013
   Class B Shares                        Contractual     1.50%      June 6, 2011    December 31, 2013
   Class C Shares                        Contractual     1.50%      June 6, 2011    December 31, 2013
   Class R Shares                        Contractual     1.00%      June 6, 2011    December 31, 2013
   Class R5 Shares                       Contractual     0.50%      June 6, 2011    December 31, 2013
   Class R6 Shares                       Contractual     0.50%   September 24, 2012 December 31, 2013
   Class Y Shares                        Contractual     0.50%      June 6, 2011    December 31, 2013

Invesco Core Plus Bond Fund
   Class A Shares                        Contractual     0.84%    January 1, 2014   December 31, 2014
   Class B Shares                        Contractual     1.59%    January 1, 2014   December 31, 2014
   Class C Shares                        Contractual     1.59%    January 1, 2014   December 31, 2014
   Class R Shares                        Contractual     1.09%    January 1, 2014   December 31, 2014
   Class R5 Shares                       Contractual     0.59%    January 1, 2014   December 31, 2014
   Class R6 Shares                       Contractual     0.59%    January 1, 2014   December 31, 2014
   Class Y Shares                        Contractual     0.59%    January 1, 2014   December 31, 2014

Invesco Equally-Weighted S&P 500 Fund
   Class A Shares                        Contractual     2.00%      July 1, 2012      June 30, 2014
   Class B Shares                        Contractual     2.75%      July 1, 2012      June 30, 2014
   Class C Shares                        Contractual     2.75%      July 1, 2012      June 30, 2014
   Class R Shares                        Contractual     2.25%      July 1, 2012      June 30, 2014
   Class R6 Shares                       Contractual     1.75%   September 24, 2012   June 30, 2014
   Class Y Shares                        Contractual     1.75%      July 1, 2012      June 30, 2014

Invesco Equity and Income Fund
   Class A Shares                        Contractual     1.50%      July 1, 2012      June 30, 2014
   Class B Shares                        Contractual     2.25%      July 1, 2012      June 30, 2014
   Class C Shares                        Contractual     2.25%      July 1, 2012      June 30, 2014
   Class R Shares                        Contractual     1.75%      July 1, 2012      June 30, 2014
   Class R5 Shares                       Contractual     1.25%      July 1, 2012      June 30, 2014
   Class R6 Shares                       Contractual     1.25%   September 24, 2012   June 30, 2014
   Class Y Shares                        Contractual     1.25%      July 1, 2012      June 30, 2014

Invesco Floating Rate Fund
   Class A Shares                        Contractual     1.50%     April 14, 2006     June 30, 2014
   Class C Shares                        Contractual     2.00%     April 14, 2006     June 30, 2014
   Class R Shares                        Contractual     1.75%     April 14, 2006     June 30, 2014
   Class R5 Shares                       Contractual     1.25%     April 14, 2006     June 30, 2014
   Class R6 Shares                       Contractual     1.25%   September 24, 2012   June 30, 2014
   Class Y Shares                        Contractual     1.25%    October 3, 2008     June 30, 2014

See page 16 for footnotes to Exhibit A.

                                                           as of April 30, 2014

                                           CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                        VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                       ------------ ---------- ------------------ --------------
Invesco Global Real Estate Income Fund
   Class A Shares                          Contractual     2.00%      July 1, 2009    June 30, 2014
   Class B Shares                          Contractual     2.75%      July 1, 2009    June 30, 2014
   Class C Shares                          Contractual     2.75%      July 1, 2009    June 30, 2014
   Class R5 Shares                         Contractual     1.75%      July 1, 2009    June 30, 2014
   Class R6 Shares                         Contractual     1.75%   September 24, 2012 June 30, 2014
   Class Y Shares                          Contractual     1.75%      July 1, 2009    June 30, 2014

Invesco Growth and Income Fund
   Class A Shares                          Contractual     2.00%      July 1, 2012    June 30, 2014
   Class B Shares                          Contractual     2.75%      July 1, 2012    June 30, 2014
   Class C Shares                          Contractual     2.75%      July 1, 2012    June 30, 2014
   Class R Shares                          Contractual     2.25%      July 1, 2012    June 30, 2014
   Class R5 Shares                         Contractual     1.75%      July 1, 2012    June 30, 2014
   Class R6 Shares                         Contractual     1.75%   September 24, 2012 June 30, 2014
   Class Y Shares                          Contractual     1.75%      July 1, 2012    June 30, 2014

Invesco Low Volatility Equity Yield Fund
   Class A Shares                          Contractual     2.00%      July 1, 2012    June 30, 2014
   Class B Shares                          Contractual     2.75%      July 1, 2012    June 30, 2014
   Class C Shares                          Contractual     2.75%      July 1, 2012    June 30, 2014
   Class R Shares                          Contractual     2.25%      July 1, 2012    June 30, 2014
   Class R5 Shares                         Contractual     1.75%      July 1, 2012    June 30, 2014
   Class Y Shares                          Contractual     1.75%      July 1, 2012    June 30, 2014
   Investor Class Shares                   Contractual     2.00%      July 1, 2012    June 30, 2014

Invesco Pennsylvania Tax Free Income Fund
   Class A Shares                          Contractual     1.50%      July 1, 2012    June 30, 2014
   Class B Shares                          Contractual     2.25%      July 1, 2012    June 30, 2014
   Class C Shares                          Contractual     2.25%      July 1, 2012    June 30, 2014
   Class Y Shares                          Contractual     1.25%      July 1, 2012    June 30, 2014

Invesco S&P 500 Index Fund
   Class A Shares                          Contractual     2.00%      July 1, 2012    June 30, 2014
   Class B Shares                          Contractual     2.75%      July 1, 2012    June 30, 2014
   Class C Shares                          Contractual     2.75%      July 1, 2012    June 30, 2014
   Class Y Shares                          Contractual     1.75%      July 1, 2012    June 30, 2014

Invesco Small Cap Discovery Fund
   Class A Shares                          Contractual     2.00%      July 1, 2012    June 30, 2014
   Class B Shares                          Contractual     2.75%      July 1, 2012    June 30, 2014
   Class C Shares                          Contractual     2.75%      July 1, 2012    June 30, 2014
   Class R5 Shares                         Contractual     1.75%   September 24, 2012 June 30, 2014
   Class R6 Shares                         Contractual     1.75%   September 24, 2012 June 30, 2014
   Class Y Shares                          Contractual     1.75%      July 1, 2012    June 30, 2014

Invesco Strategic Real Return Fund
   Class A Shares                          Contractual     0.78%     April 30, 2014   April 30, 2015
   Class C Shares                          Contractual     1.53%     April 30, 2014   April 30, 2015
   Class R Shares                          Contractual     1.03%     April 30, 2014   April 30, 2015
   Class R5 Shares                         Contractual     0.53%     April 30, 2014   April 30, 2015
   Class R6 Shares                         Contractual     0.53%     April 30, 2014   April 30, 2015
   Class Y Shares                          Contractual     0.53%     April 30, 2014   April 30, 2015

See page 16 for footnotes to Exhibit A.

                                                           as of April 30, 2014


                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

                                   CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                               ------------ ---------- ------------------ -------------
Invesco Charter Fund
   Class A Shares                  Contractual     2.00%      July 1, 2009    June 30, 2014
   Class B Shares                  Contractual     2.75%      July 1, 2009    June 30, 2014
   Class C Shares                  Contractual     2.75%      July 1, 2009    June 30, 2014
   Class R Shares                  Contractual     2.25%      July 1, 2009    June 30, 2014
   Class R5 Shares                 Contractual     1.75%      July 1, 2009    June 30, 2014
   Class R6 Shares                 Contractual     1.75%   September 24, 2012 June 30, 2014
   Class S Shares                  Contractual     1.90%   September 25, 2009 June 30, 2014
   Class Y Shares                  Contractual     1.75%      July 1, 2009    June 30, 2014

Invesco Diversified Dividend Fund
   Class A Shares                  Contractual     2.00%      July 1, 2013    June 30, 2014
   Class B Shares                  Contractual     2.75%      July 1, 2013    June 30, 2014
   Class C Shares                  Contractual     2.75%      July 1, 2013    June 30, 2014
   Class R Shares                  Contractual     2.25%      July 1, 2013    June 30, 2014
   Class R5 Shares                 Contractual     1.75%      July 1, 2013    June 30, 2014
   Class R6 Shares                 Contractual     1.75%      July 1, 2013    June 30, 2014
   Class Y Shares                  Contractual     1.75%      July 1, 2013    June 30, 2014
   Investor Class Shares           Contractual     2.00%      July 1, 2013    June 30, 2014

Invesco Summit Fund
   Class A Shares                  Contractual     2.00%      July 1, 2009    June 30, 2014
   Class B Shares                  Contractual     2.75%      July 1, 2009    June 30, 2014
   Class C Shares                  Contractual     2.75%      July 1, 2009    June 30, 2014
   Class P Shares                  Contractual     1.85%      July 1, 2009    June 30, 2014
   Class R5 Shares                 Contractual     1.75%      July 1, 2009    June 30, 2014
   Class S Shares                  Contractual     1.90%   September 25, 2009 June 30, 2014
   Class Y Shares                  Contractual     1.75%      July 1, 2009    June 30, 2014

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

                                          CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                       VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                      ------------ ---------- ------------------ -------------
Invesco European Small Company Fund
   Class A Shares                         Contractual     2.25%      July 1, 2009    June 30, 2014
   Class B Shares                         Contractual     3.00%      July 1, 2009    June 30, 2014
   Class C Shares                         Contractual     3.00%      July 1, 2009    June 30, 2014
   Class Y Shares                         Contractual     2.00%      July 1, 2009    June 30, 2014

Invesco Global Core Equity Fund
   Class A Shares                         Contractual     2.25%      July 1, 2013    June 30, 2014
   Class B Shares                         Contractual     3.00%      July 1, 2013    June 30, 2014
   Class C Shares                         Contractual     3.00%      July 1, 2013    June 30, 2014
   Class R Shares                         Contractual     2.50%      July 1, 2013    June 30, 2014
   Class R5 Shares                        Contractual     2.00%      July 1, 2013    June 30, 2014
   Class Y Shares                         Contractual     2.00%      July 1, 2013    June 30, 2014

Invesco International Small Company Fund
   Class A Shares                         Contractual     2.25%      July 1, 2009    June 30, 2014
   Class B Shares                         Contractual     3.00%      July 1, 2009    June 30, 2014
   Class C Shares                         Contractual     3.00%      July 1, 2009    June 30, 2014
   Class R5 Shares                        Contractual     2.00%      July 1, 2009    June 30, 2014
   Class R6 Shares                        Contractual     2.00%   September 24, 2012 June 30, 2014
   Class Y Shares                         Contractual     2.00%      July 1, 2009    June 30, 2014

See page 16 for footnotes to Exhibit A.

                                                           as of April 30, 2014

                               CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                            VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                           ------------ ---------- ------------------ -------------
Invesco Small Cap Equity Fund
   Class A Shares              Contractual     2.00%      July 1, 2009    June 30, 2014
   Class B Shares              Contractual     2.75%      July 1, 2009    June 30, 2014
   Class C Shares              Contractual     2.75%      July 1, 2009    June 30, 2014
   Class R Shares              Contractual     2.25%      July 1, 2009    June 30, 2014
   Class R5 Shares             Contractual     1.75%      July 1, 2009    June 30, 2014
   Class R6 Shares             Contractual     1.75%   September 24, 2012 June 30, 2014
   Class Y Shares              Contractual     1.75%      July 1, 2009    June 30, 2014

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

                                            CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                         VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                        ------------ ---------- ------------------ -----------------
Invesco Alternative Strategies Fund
   Class A Shares                           Contractual     0.82%   December 17, 2013  December 31, 2015
   Class C Shares                           Contractual     1.57%   December 17, 2013  December 31, 2015
   Class R Shares                           Contractual     1.07%   December 17, 2013  December 31, 2015
   Class R5 Shares                          Contractual     0.57%   December 17, 2013  December 31, 2015
   Class R6 Shares                          Contractual     0.57%   December 17, 2013  December 31, 2015
   Class Y Shares                           Contractual     0.57%   December 17, 2013  December 31, 2015

Invesco Balanced-Risk Retirement 2020 Fund
   Class A Shares                           Contractual     0.25%    November 4, 2009   April 30, 2015
   Class AX Shares                          Contractual     0.25%   February 12, 2010   April 30, 2015
   Class B Shares                           Contractual     1.00%    November 4, 2009   April 30, 2015
   Class C Shares                           Contractual     1.00%    November 4, 2009   April 30, 2015
   Class CX Shares                          Contractual     1.00%   February 12, 2010   April 30, 2015
   Class R Shares                           Contractual     0.50%    November 4, 2009   April 30, 2015
   Class R5 Shares                          Contractual     0.00%    November 4, 2009   April 30, 2015
   Class R6 Shares                          Contractual     0.00%   September 24, 2012  April 30, 2015
   Class RX Shares                          Contractual     0.50%   February 12, 2010   April 30, 2015
   Class Y Shares                           Contractual     0.00%    November 4, 2009   April 30, 2015

Invesco Balanced-Risk Retirement 2030 Fund
   Class A Shares                           Contractual     0.25%    November 4, 2009   April 30, 2015
   Class AX Shares                          Contractual     0.25%   February 12, 2010   April 30, 2015
   Class B Shares                           Contractual     1.00%    November 4, 2009   April 30, 2015
   Class C Shares                           Contractual     1.00%    November 4, 2009   April 30, 2015
   Class CX Shares                          Contractual     1.00%   February 12, 2010   April 30, 2015
   Class R Shares                           Contractual     0.50%    November 4, 2009   April 30, 2015
   Class R5 Shares                          Contractual     0.00%    November 4, 2009   April 30, 2015
   Class R6 Shares                          Contractual     0.00%   September 24, 2012  April 30, 2015
   Class RX Shares                          Contractual     0.50%   February 12, 2010   April 30, 2015
   Class Y Shares                           Contractual     0.00%    November 4, 2009   April 30, 2015

Invesco Balanced-Risk Retirement 2040 Fund
   Class A Shares                           Contractual     0.25%    November 4, 2009   April 30, 2015
   Class AX Shares                          Contractual     0.25%   February 12, 2010   April 30, 2015
   Class B Shares                           Contractual     1.00%    November 4, 2009   April 30, 2015
   Class C Shares                           Contractual     1.00%    November 4, 2009   April 30, 2015
   Class CX Shares                          Contractual     1.00%   February 12, 2010   April 30, 2015
   Class R Shares                           Contractual     0.50%    November 4, 2009   April 30, 2015
   Class R5 Shares                          Contractual     0.00%    November 4, 2009   April 30, 2015
   Class R6 Shares                          Contractual     0.00%   September 24, 2012  April 30, 2015
   Class RX Shares                          Contractual     0.50%   February 12, 2010   April 30, 2015
   Class Y Shares                           Contractual     0.00%    November 4, 2009   April 30, 2015

See page 16 for footnotes to Exhibit A.

                                                           as of April 30, 2014

                                                 CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                              VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                             ------------ ---------- ------------------ --------------
Invesco Balanced-Risk Retirement 2050 Fund
   Class A Shares                                Contractual     0.25%    November 4, 2009  April 30, 2015
   Class AX Shares                               Contractual     0.25%   February 12, 2010  April 30, 2015
   Class B Shares                                Contractual     1.00%    November 4, 2009  April 30, 2015
   Class C Shares                                Contractual     1.00%    November 4, 2009  April 30, 2015
   Class CX Shares                               Contractual     1.00%   February 12, 2010  April 30, 2015
   Class R Shares                                Contractual     0.50%    November 4, 2009  April 30, 2015
   Class R5 Shares                               Contractual     0.00%    November 4, 2009  April 30, 2015
   Class R6 Shares                               Contractual     0.00%   September 24, 2012 April 30, 2015
   Class RX Shares                               Contractual     0.50%   February 12, 2010  April 30, 2015
   Class Y Shares                                Contractual     0.00%    November 4, 2009  April 30, 2015

Invesco Balanced-Risk Retirement Now Fund
   Class A Shares                                Contractual     0.25%    November 4, 2009  April 30, 2015
   Class AX Shares                               Contractual     0.25%   February 12, 2010  April 30, 2015
   Class B Shares                                Contractual     1.00%    November 4, 2009  April 30, 2015
   Class C Shares                                Contractual     1.00%    November 4, 2009  April 30, 2015
   Class CX Shares                               Contractual     1.00%   February 12, 2010  April 30, 2015
   Class R Shares                                Contractual     0.50%    November 4, 2009  April 30, 2015
   Class R5 Shares                               Contractual     0.00%    November 4, 2009  April 30, 2015
   Class R6 Shares                               Contractual     0.00%   September 24, 2012 April 30, 2015
   Class RX Shares                               Contractual     0.50%   February 12, 2010  April 30, 2015
   Class Y Shares                                Contractual     0.00%    November 4, 2009  April 30, 2015

Invesco Conservative Allocation Fund
   Class A Shares                                Contractual     1.50%      July 1, 2012    June 30, 2014
   Class B Shares                                Contractual     2.25%      July 1, 2012    June 30, 2014
   Class C Shares                                Contractual     2.25%      July 1, 2012    June 30, 2014
   Class R Shares                                Contractual     1.75%      July 1, 2012    June 30, 2014
   Class R5 Shares                               Contractual     1.25%      July 1, 2012    June 30, 2014
   Class S Shares                                Contractual     1.40%      July 1, 2012    June 30, 2014
   Class Y Shares                                Contractual     1.25%      July 1, 2012    June 30, 2014

Invesco Convertible Securities Fund
   Class A Shares                                Contractual     1.50%      July 1, 2012    June 30, 2014
   Class B Shares                                Contractual     2.25%      July 1, 2012    June 30, 2014
   Class C Shares                                Contractual     2.25%      July 1, 2012    June 30, 2014
   Class R5 Shares                               Contractual     1.25%      July 1, 2012    June 30, 2014
   Class R6 Shares                               Contractual     1.25%   September 24, 2012 June 30, 2014
   Class Y Shares                                Contractual     1.25%      July 1, 2012    June 30, 2014

Invesco Global Low Volatility Equity Yield Fund
   Class A Shares                                Contractual     2.25%      July 1, 2009    June 30, 2014
   Class B Shares                                Contractual     3.00%      July 1, 2009    June 30, 2014
   Class C Shares                                Contractual     3.00%      July 1, 2009    June 30, 2014
   Class R Shares                                Contractual     2.50%      July 1, 2009    June 30, 2014
   Class R5 Shares                               Contractual     2.00%      July 1, 2009    June 30, 2014
   Class Y Shares                                Contractual     2.00%      July 1, 2009    June 30, 2014

Invesco Growth Allocation Fund
   Class A Shares                                Contractual     2.00%      July 1, 2012    June 30, 2014
   Class B Shares                                Contractual     2.75%      July 1, 2012    June 30, 2014
   Class C Shares                                Contractual     2.75%      July 1, 2012    June 30, 2014
   Class R Shares                                Contractual     2.25%      July 1, 2012    June 30, 2014
   Class R5 Shares                               Contractual     1.75%      July 1, 2012    June 30, 2014
   Class S Shares                                Contractual     1.90%      July 1, 2012    June 30, 2014
   Class Y Shares                                Contractual     1.75%      July 1, 2012    June 30, 2014

See page 16 for footnotes to Exhibit A.

                                                           as of April 30, 2014

                                       CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                    VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                   ------------ ---------- ------------------ --------------
Invesco Income Allocation Fund
   Class A Shares                      Contractual     0.25%      May 1, 2012     April 30, 2015
   Class B Shares                      Contractual     1.00%      May 1, 2012     April 30, 2015
   Class C Shares                      Contractual     1.00%      May 1, 2012     April 30, 2015
   Class R Shares                      Contractual     0.50%      May 1, 2012     April 30, 2015
   Class R5 Shares                     Contractual     0.00%      May 1, 2012     April 30, 2015
   Class Y Shares                      Contractual     0.00%      May 1, 2012     April 30, 2015

Invesco International Allocation Fund
   Class A Shares                      Contractual     2.25%      May 1, 2012     June 30, 2014
   Class B Shares                      Contractual     3.00%      May 1, 2012     June 30, 2014
   Class C Shares                      Contractual     3.00%      May 1, 2012     June 30, 2014
   Class R Shares                      Contractual     2.50%      May 1, 2012     June 30, 2014
   Class R5 Shares                     Contractual     2.00%      May 1, 2012     June 30, 2014
   Class Y Shares                      Contractual     2.00%      May 1, 2012     June 30, 2014

Invesco Mid Cap Core Equity Fund
   Class A Shares                      Contractual     2.00%      July 1, 2009    June 30, 2014
   Class B Shares                      Contractual     2.75%      July 1, 2009    June 30, 2014
   Class C Shares                      Contractual     2.75%      July 1, 2009    June 30, 2014
   Class R Shares                      Contractual     2.25%      July 1, 2009    June 30, 2014
   Class R5 Shares                     Contractual     1.75%      July 1, 2009    June 30, 2014
   Class R6 Shares                     Contractual     1.75%   September 24, 2012 June 30, 2014
   Class Y Shares                      Contractual     1.75%      July 1, 2009    June 30, 2014

Invesco Moderate Allocation Fund
   Class A Shares                      Contractual     1.50%      July 1, 2012    June 30, 2014
   Class B Shares                      Contractual     2.25%      July 1, 2012    June 30, 2014
   Class C Shares                      Contractual     2.25%      July 1, 2012    June 30, 2014
   Class R Shares                      Contractual     1.75%      July 1, 2012    June 30, 2014
   Class R5 Shares                     Contractual     1.25%      July 1, 2012    June 30, 2014
   Class S Shares                      Contractual     1.40%      July 1, 2012    June 30, 2014
   Class Y Shares                      Contractual     1.25%      July 1, 2012    June 30, 2014

Invesco Multi-Asset Inflation Fund
   Class A Shares                      Contractual     0.73%     April 30, 2014   April 30, 2015
   Class C Shares                      Contractual     1.48%     April 30, 2014   April 30, 2015
   Class R Shares                      Contractual     0.98%     April 30, 2014   April 30, 2015
   Class Y Shares                      Contractual     0.48%     April 30, 2014   April 30, 2015
   Class R5 Shares                     Contractual     0.48%     April 30, 2014   April 30, 2015
   Class R6 Shares                     Contractual     0.48%     April 30, 2014   April 30, 2015

Invesco Small Cap Growth Fund
   Class A Shares                      Contractual     2.00%      July 1, 2009    June 30, 2014
   Class B Shares                      Contractual     2.75%      July 1, 2009    June 30, 2014
   Class C Shares                      Contractual     2.75%      July 1, 2009    June 30, 2014
   Class R Shares                      Contractual     2.25%      July 1, 2009    June 30, 2014
   Class R5 Shares                     Contractual     1.75%      July 1, 2009    June 30, 2014
   Class R6 Shares                     Contractual     1.75%   September 24, 2012 June 30, 2014
   Class Y Shares                      Contractual     1.75%      July 1, 2009    June 30, 2014
   Investor Class Shares               Contractual     2.00%      July 1, 2009    June 30, 2014

Invesco U.S. Mortgage Fund
   Class A Shares                      Contractual     1.50%      July 1, 2012    June 30, 2014
   Class B Shares                      Contractual     2.25%      July 1, 2012    June 30, 2014
   Class C Shares                      Contractual     2.25%      July 1, 2012    June 30, 2014
   Class R5 Shares                     Contractual     1.25%      July 1, 2012    June 30, 2014
   Class Y Shares                      Contractual     1.25%      July 1, 2012    June 30, 2014

See page 16 for footnotes to Exhibit A.

                                                           as of April 30, 2014


      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

                                            CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                         VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                        ------------ ---------- ------------------ -----------------
Invesco Asia Pacific Growth Fund
   Class A Shares                           Contractual     2.25%      July 1, 2009      June 30, 2014
   Class B Shares                           Contractual     3.00%      July 1, 2009      June 30, 2014
   Class C Shares                           Contractual     3.00%      July 1, 2009      June 30, 2014
   Class Y Shares                           Contractual     2.00%      July 1, 2009      June 30, 2014

Invesco European Growth Fund
   Class A Shares                           Contractual     2.25%      July 1, 2009      June 30, 2014
   Class B Shares                           Contractual     3.00%      July 1, 2009      June 30. 2014
   Class C Shares                           Contractual     3.00%      July 1, 2009      June 30, 2014
   Class R Shares                           Contractual     2.50%      July 1, 2009      June 30, 2014
   Class Y Shares                           Contractual     2.00%      July 1, 2009      June 30, 2014
   Investor Class Shares                    Contractual     2.25%      July 1, 2009      June 30, 2014

Invesco Global Growth Fund
   Class A Shares                           Contractual     2.25%    January 1, 2013     June 30, 2014
   Class B Shares                           Contractual     3.00%    January 1, 2013     June 30. 2014
   Class C Shares                           Contractual     3.00%    January 1, 2013     June 30, 2014
   Class R5 Shares                          Contractual     2.00%    January 1, 2013     June 30, 2014
   Class R6 Shares                          Contractual     2.00%    January 1, 2013     June 30, 2014
   Class Y Shares                           Contractual     2.00%    January 1, 2013     June 30, 2014

Invesco Global Opportunities Fund
   Class A Shares                           Contractual     1.36%     August 1, 2012   February 28, 2015
   Class C Shares                           Contractual     2.11%     August 1, 2012   February 28, 2015
   Class R Shares                           Contractual     1.61%     August 1, 2012   February 28, 2015
   Class R5 Shares                          Contractual     1.11%     August 1, 2012   February 28, 2015
   Class R6 Shares                          Contractual     1.11%   September 24, 2012 February 28, 2015
   Class Y Shares                           Contractual     1.11%     August 1, 2012   February 28, 2015

Invesco Global Small & Mid Cap Growth Fund
   Class A Shares                           Contractual     2.25%      July 1, 2009      June 30. 2014
   Class B Shares                           Contractual     3.00%      July 1, 2009      June 30, 2014
   Class C Shares                           Contractual     3.00%      July 1, 2009      June 30, 2014
   Class R5 Shares                          Contractual     2.00%      July 1, 2009      June 30, 2014
   Class Y Shares                           Contractual     2.00%      July 1, 2009      June 30, 2014

Invesco International Core Equity Fund
   Class A Shares                           Contractual     2.25%      July 1, 2009      June 30. 2014
   Class B Shares                           Contractual     3.00%      July 1, 2009      June 30, 2014
   Class C Shares                           Contractual     3.00%      July 1, 2009      June 30, 2014
   Class R Shares                           Contractual     2.50%      July 1, 2009      June 30, 2014
   Class R5 Shares                          Contractual     2.00%      July 1, 2009      June 30, 2014
   Class R6 Shares                          Contractual     2.00%   September 24, 2012   June 30, 2014
   Class Y Shares                           Contractual     2.00%      July 1, 2009      June 30, 2014
   Investor Class Shares                    Contractual     2.25%      July 1, 2009      June 30, 2014

Invesco International Growth Fund
   Class A Shares                           Contractual     2.25%      July 1, 2013      June 30, 2014
   Class B Shares                           Contractual     3.00%      July 1, 2013      June 30, 2014
   Class C Shares                           Contractual     3.00%      July 1, 2013      June 30, 2014
   Class R Shares                           Contractual     2.50%      July 1, 2013      June 30, 2014
   Class R5 Shares                          Contractual     2.00%      July 1, 2013      June 30, 2014
   Class R6 Shares                          Contractual     2.00%      July 1, 2013      June 30, 2014
   Class Y Shares                           Contractual     2.00%      July 1, 2013      June 30, 2014

Invesco Select Opportunities Fund
   Class A Shares                           Contractual     1.51%     August 1, 2012   February 28, 2015
   Class C Shares                           Contractual     2.26%     August 1, 2012   February 28, 2015
   Class R Shares                           Contractual     1.76%     August 1, 2012   February 28, 2015
   Class R5 Shares                          Contractual     1.26%     August 1, 2012   February 28, 2015
   Class R6 Shares                          Contractual     1.26%   September 24, 2012 February 28, 2015
   Class Y Shares                           Contractual     1.26%     August 1, 2012   February 28, 2015

See page 16 for footnotes to Exhibit A.

                                                           as of April 30, 2014


                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

                                                  CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                               VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                              ------------ ---------- ------------------ -----------------
Invesco All Cap Market Neutral Fund
   Class A Shares                                 Contractual     1.62%   December 17, 2013  December 31, 2015
   Class C Shares                                 Contractual     2.37%   December 17, 2013  December 31, 2015
   Class R Shares                                 Contractual     1.87%   December 17, 2013  December 31, 2015
   Class R5 Shares                                Contractual     1.37%   December 17, 2013  December 31, 2015
   Class R6 Shares                                Contractual     1.37%   December 17, 2013  December 31, 2015
   Class Y Shares                                 Contractual     1.37%   December 17, 2013  December 31, 2015

Invesco Balanced-Risk Allocation Fund/3/
   Class A Shares                                 Contractual     2.00%      July 1, 2012      June 30. 2014
   Class B Shares                                 Contractual     2.75%      July 1, 2012      June 30, 2014
   Class C Shares                                 Contractual     2.75%      July 1, 2012      June 30, 2014
   Class R Shares                                 Contractual     2.25%      July 1, 2012      June 30, 2014
   Class R5 Shares                                Contractual     1.75%      July 1, 2012      June 30, 2014
   Class R6 Shares                                Contractual     1.75%   September 24, 2012   June 30, 2014
   Class Y Shares                                 Contractual     1.75%      July 1, 2012      June 30, 2014

Invesco Balanced-Risk Commodity Strategy Fund/4/
   Class A Shares                                 Contractual     1.22%   November 29, 2010    June 30. 2014
   Class B Shares                                 Contractual     1.97%   November 29, 2010    June 30, 2014
   Class C Shares                                 Contractual     1.97%   November 29, 2010    June 30, 2014
   Class R Shares                                 Contractual     1.47%   November 29, 2010    June 30, 2014
   Class R5 Shares                                Contractual     0.97%   November 29, 2010    June 30, 2014
   Class R6 Shares                                Contractual     0.97%   September 24, 2012   June 30, 2014
   Class Y Shares                                 Contractual     0.97%   November 29, 2010    June 30, 2014

Invesco China Fund
   Class A Shares                                 Contractual     2.25%      July 1, 2009      June 30, 2014
   Class B Shares                                 Contractual     3.00%      July 1, 2009      June 30, 2014
   Class C Shares                                 Contractual     3.00%      July 1, 2009      June 30, 2014
   Class R5 Shares                                Contractual     2.00%      July 1, 2009      June 30, 2014
   Class Y Shares                                 Contractual     2.00%      July 1, 2009      June 30, 2014

Invesco Developing Markets Fund
   Class A Shares                                 Contractual     2.25%      July 1, 2012      June 30. 2014
   Class B Shares                                 Contractual     3.00%      July 1, 2012      June 30, 2014
   Class C Shares                                 Contractual     3.00%      July 1, 2012      June 30, 2014
   Class R5 Shares                                Contractual     2.00%      July 1, 2012      June 30, 2014
   Class R6 Shares                                Contractual     2.00%   September 24, 2012   June 30, 2014
   Class Y Shares                                 Contractual     2.00%      July 1, 2012      June 30, 2014

Invesco Emerging Markets Equity Fund
   Class A Shares                                 Contractual     1.85%      May 11, 2011    February 28, 2015
   Class C Shares                                 Contractual     2.60%      May 11, 2011    February 28, 2015
   Class R Shares                                 Contractual     2.10%      May 11, 2011    February 28, 2015
   Class R5 Shares                                Contractual     1.60%      May 11, 2011    February 28, 2015
   Class R6 Shares                                Contractual     1.60%   September 24, 2012 February 28, 2015
   Class Y Shares                                 Contractual     1.60%      May 11, 2011    February 28, 2015

Invesco Emerging Market Local Currency Debt Fund
   Class A Shares                                 Contractual     1.24%     June 14, 2010    February 28, 2015
   Class B Shares                                 Contractual     1.99%     June 14, 2010    February 28, 2015
   Class C Shares                                 Contractual     1.99%     June 14, 2010    February 28, 2015
   Class R Shares                                 Contractual     1.49%     June 14, 2010    February 28, 2015
   Class Y Shares                                 Contractual     0.99%     June 14, 2010    February 28, 2015
   Class R5 Shares                                Contractual     0.99%     June 14, 2010    February 28, 2015
   Class R6 Shares                                Contractual     0.99%   September 24, 2012 February 28, 2015

See page 16 for footnotes to Exhibit A.

                                                           as of April 30, 2014

                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                     ------------ ---------- ------------------ -----------------
Invesco Endeavor Fund
   Class A Shares                        Contractual     2.00%      July 1, 2009      June 30. 2014
   Class B Shares                        Contractual     2.75%      July 1, 2009      June 30, 2014
   Class C Shares                        Contractual     2.75%      July 1, 2009      June 30, 2014
   Class R Shares                        Contractual     2.25%      July 1, 2009      June 30, 2014
   Class R5 Shares                       Contractual     1.75%      July 1, 2009      June 30, 2014
   Class R6 Shares                       Contractual     1.75%   September 24, 2012   June 30, 2014
   Class Y Shares                        Contractual     1.75%      July 1, 2009      June 30, 2014

Invesco Global Health Care Fund
   Class A Shares                        Contractual     2.00%      July 1, 2012      June 30. 2014
   Class B Shares                        Contractual     2.75%      July 1, 2012      June 30, 2014
   Class C Shares                        Contractual     2.75%      July 1, 2012      June 30, 2014
   Class Y Shares                        Contractual     1.75%      July 1, 2012      June 30, 2014
   Investor Class Shares                 Contractual     2.00%      July 1, 2012      June 30, 2014

Invesco Global Infrastructure Fund
   Class A Shares                        Contractual     1.40%      May 2, 2014       May 31, 2015
   Class C Shares                        Contractual     2.15%      May 2, 2014       May 31, 2015
   Class R Shares                        Contractual     1.65%      May 2, 2014       May 31, 2015
   Class Y Shares                        Contractual     1.15%      May 2, 2014       May 31, 2015
   Class R5 Shares                       Contractual     1.15%      May 2, 2014       May 31, 2015
   Class R6 Shares                       Contractual     1.15%      May 2, 2014       May 31, 2015

Invesco Global Markets Strategy Fund/5/
   Class A Shares                        Contractual     2.25%    August 28, 2013   December 16, 2013
   Class C Shares                        Contractual     3.00%    August 28, 2013   December 16, 2013
   Class R Shares                        Contractual     2.50%    August 28, 2013   December 16, 2013
   Class R5 Shares                       Contractual     2.00%    August 28, 2013   December 16, 2013
   Class R6 Shares                       Contractual     2.00%    August 28, 2013   December 16, 2013
   Class Y Shares                        Contractual     2.00%    August 28, 2013   December 16, 2013

Invesco Global Markets Strategy Fund/5/
   Class A Shares                        Contractual     1.80%   December 17, 2013  February 28, 2015
   Class C Shares                        Contractual     2.55%   December 17, 2013  February 28, 2015
   Class R Shares                        Contractual     2.05%   December 17, 2013  February 28, 2015
   Class R5 Shares                       Contractual     1.55%   December 17, 2013  February 28, 2015
   Class R6 Shares                       Contractual     1.55%   December 17, 2013  February 28, 2015
   Class Y Shares                        Contractual     1.55%   December 17, 2013  February 28, 2015

Invesco Global Market Neutral Fund
   Class A Shares                        Contractual     1.62%   December 17, 2013  December 31, 2015
   Class C Shares                        Contractual     2.37%   December 17, 2013  December 31, 2015
   Class R Shares                        Contractual     1.87%   December 17, 2013  December 31, 2015
   Class R5 Shares                       Contractual     1.37%   December 17, 2013  December 31, 2015
   Class R6 Shares                       Contractual     1.37%   December 17, 2013  December 31, 2015
   Class Y Shares                        Contractual     1.37%   December 17, 2013  December 31, 2015

Invesco Global Targeted Returns Fund/6/
   Class A Shares                        Contractual     1.71%   December 17, 2013  December 31, 2015
   Class C Shares                        Contractual     2.46%   December 17, 2013  December 31, 2015
   Class R Shares                        Contractual     1.96%   December 17, 2013  December 31, 2015
   Class R5 Shares                       Contractual     1.46%   December 17, 2013  December 31, 2015
   Class R6 Shares                       Contractual     1.46%   December 17, 2013  December 31, 2015
   Class Y Shares                        Contractual     1.46%   December 17, 2013  December 31, 2015

See page 16 for footnotes to Exhibit A.

                                                           as of April 30, 2014

                                              CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                          ------------ ---------- ------------------ -----------------
Invesco International Total Return Fund
   Class A Shares                             Contractual     1.10%     March 31, 2006   February 28, 2015
   Class B Shares                             Contractual     1.85%     March 31, 2006   February 28, 2015
   Class C Shares                             Contractual     1.85%     March 31, 2006   February 28, 2015
   Class R5 Shares                            Contractual     0.85%    October 3, 2008   February 28, 2015
   Class R6 Shares                            Contractual     0.85%   September 24, 2012 February 28, 2015
   Class Y Shares                             Contractual     0.85%     March 31, 2006   February 28, 2015

Invesco Long/Short Equity Fund
   Class A Shares                             Contractual     1.87%   December 17, 2013  December 31, 2015
   Class C Shares                             Contractual     2.62%   December 17, 2013  December 31, 2015
   Class R Shares                             Contractual     2.12%   December 17, 2013  December 31, 2015
   Class R5 Shares                            Contractual     1.62%   December 17, 2013  December 31, 2015
   Class R6 Shares                            Contractual     1.62%   December 17, 2013  December 31, 2015
   Class Y Shares                             Contractual     1.62%   December 17, 2013  December 31, 2015

Invesco Low Volatility Emerging Markets Fund
   Class A Shares                             Contractual     1.72%   December 17, 2013  December 31, 2015
   Class C Shares                             Contractual     2.47%   December 17, 2013  December 31, 2015
   Class R Shares                             Contractual     1.97%   December 17, 2013  December 31, 2015
   Class R5 Shares                            Contractual     1.47%   December 17, 2013  December 31, 2015
   Class R6 Shares                            Contractual     1.47%   December 17, 2013  December 31, 2015
   Class Y Shares                             Contractual     1.47%   December 17, 2013  December 31, 2015

Invesco MLP Fund
   Class A Shares                             Contractual     1.50%      May 2, 2014       May 31, 2015
   Class C Shares                             Contractual     2.25%      May 2, 2014       May 31, 2015
   Class R Shares                             Contractual     1.75%      May 2, 2014       May 31, 2015
   Class R5 Shares                            Contractual     1.25%      May 2, 2014       May 31, 2015
   Class R6 Shares                            Contractual     1.25%      May 2, 2014       May 31, 2015
   Class Y Shares                             Contractual     1.25%      May 2, 2014       May 31, 2015

Invesco Macro international Equity Fund
   Class A Shares                             Contractual     1.43%   December 17, 2013  December 31, 2015
   Class C Shares                             Contractual     2.18%   December 17, 2013  December 31, 2015
   Class R Shares                             Contractual     1.68%   December 17, 2013  December 31, 2015
   Class R5 Shares                            Contractual     1.18%   December 17, 2013  December 31, 2015
   Class R6 Shares                            Contractual     1.18%   December 17, 2013  December 31, 2015
   Class Y Shares                             Contractual     1.18%   December 17, 2013  December 31, 2015

Invesco Macro Long/Short Fund
   Class A Shares                             Contractual     1.87%   December 17, 2013  December 31, 2015
   Class C Shares                             Contractual     2.62%   December 17, 2013  December 31, 2015
   Class R Shares                             Contractual     2.12%   December 17, 2013  December 31, 2015
   Class R5 Shares                            Contractual     1.62%   December 17, 2013  December 31, 2015
   Class R6 Shares                            Contractual     1.62%   December 17, 2013  December 31, 2015
   Class Y Shares                             Contractual     1.62%   December 17, 2013  December 31, 2015

Invesco Pacific Growth Fund
   Class A Shares                             Contractual     2.25%      July 1, 2012      June 30. 2014
   Class B Shares                             Contractual     3.00%      July 1, 2012      June 30, 2014
   Class C Shares                             Contractual     3.00%      July 1, 2012      June 30, 2014
   Class R Shares                             Contractual     2.50%      July 1, 2012      June 30, 2014
   Class R5 Shares                            Contractual     2.00%      July 1, 2012      June 30, 2014
   Class Y Shares                             Contractual     2.00%      July 1, 2012      June 30, 2014

See page 16 for footnotes to Exhibit A.

                                                           as of April 30, 2014

                               CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                            VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                           ------------ ---------- ------------------ -----------------
Invesco Premium Income Fund
   Class A Shares              Contractual     0.89%   December 13, 2011  February 28, 2015
   Class C Shares              Contractual     1.64%   December 13, 2011  February 28, 2015
   Class R Shares              Contractual     1.14%   December 13, 2011  February 28, 2015
   Class R5 Shares             Contractual     0.64%   December 13, 2011  February 28, 2015
   Class R6 Shares             Contractual     0.64%   September 24, 2012 February 28, 2015
   Class Y Shares              Contractual     0.64%   December 13, 2011  February 28, 2015

Invesco Select Companies Fund
   Class A Shares              Contractual     2.00%      July 1, 2009      June 30. 2014
   Class B Shares              Contractual     2.75%      July 1, 2009      June 30, 2014
   Class C Shares              Contractual     2.75%      July 1, 2009      June 30, 2014
   Class R Shares              Contractual     2.25%      July 1, 2009      June 30, 2014
   Class R5 Shares             Contractual     1.75%      July 1, 2009      June 30, 2014
   Class Y Shares              Contractual     1.75%      July 1, 2009      June 30, 2014

Invesco Strategic Income Fund
   Class A Shares              Contractual     0.82%      May 2, 2014       May 31, 2015
   Class C Shares              Contractual     1.57%      May 2, 2014       May 31, 2015
   Class R Shares              Contractual     1.07%      May 2, 2014       May 31, 2015
   Class Y Shares              Contractual     0.57%      May 2, 2014       May 31, 2015
   Class R5 Shares             Contractual     0.57%      May 2, 2014       May 31, 2015
   Class R6 Shares             Contractual     0.57%      May 2, 2014       May 31, 2015

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

                                        CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                     VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                    ------------ ---------- ------------------ -------------
Invesco Corporate Bond Fund
   Class A Shares                       Contractual     1.50%      July 1, 2012    June 30, 2014
   Class B Shares                       Contractual     2.25%      July 1, 2012    June 30, 2014
   Class C Shares                       Contractual     2.25%      July 1, 2012    June 30, 2014
   Class R Shares                       Contractual     1.75%      July 1, 2012    June 30, 2014
   Class R5 Shares                      Contractual     1.25%      July 1, 2012    June 30, 2014
   Class R6 Shares                      Contractual     1.25%   September 24, 2012 June 30, 2014
   Class Y Shares                       Contractual     1.25%      July 1, 2012    June 30, 2014

Invesco Global Real Estate Fund
   Class A Shares                       Contractual     2.00%      July 1, 2009    June 30, 2014
   Class B Shares                       Contractual     2.75%      July 1, 2009    June 30, 2014
   Class C Shares                       Contractual     2.75%      July 1, 2009    June 30, 2014
   Class R Shares                       Contractual     2.25%      July 1, 2009    June 30, 2014
   Class R5 Shares                      Contractual     1.75%      July 1, 2009    June 30, 2014
   Class R6 Shares                      Contractual     1.75%   September 24, 2012 June 30, 2014
   Class Y Shares                       Contractual     1.75%      July 1, 2009    June 30, 2014

Invesco High Yield Fund
   Class A Shares                       Contractual     1.50%      July 1, 2013    June 30, 2014
   Class B Shares                       Contractual     2.25%      July 1, 2013    June 30, 2014
   Class C Shares                       Contractual     2.25%      July 1, 2013    June 30, 2014
   Class R5 Shares                      Contractual     1.25%      July 1, 2013    June 30, 2014
   Class R6 Shares                      Contractual     1.25%      July 1, 2013    June 30, 2014
   Class Y Shares                       Contractual     1.25%      July 1, 2013    June 30, 2014
   Investor Class Shares                Contractual     1.50%      July 1, 2013    June 30, 2014

Invesco Limited Maturity Treasury Fund
   Class A Shares                       Contractual     1.50%      July 1, 2012    June 30, 2014
   Class A2 Shares                      Contractual     1.40%      July 1, 2012    June 30, 2014
   Class R5 Shares                      Contractual     1.25%      July 1, 2012    June 30, 2014
   Class Y Shares                       Contractual     1.25%      July 1, 2012    June 30, 2014

See page 16 for footnotes to Exhibit A.

                                                           as of April 30, 2014

                              CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                           VOLUNTARY   LIMITATION    CURRENT LIMIT        DATE
----                          ------------ ----------  ------------------ -------------
Invesco Municipal Bond Fund
   Class A Shares             Contractual     1.50%       July 1, 2012    June 30, 2014
   Class B Shares             Contractual     2.25%       July 1, 2012    June 30, 2014
   Class C Shares             Contractual     2.25%       July 1, 2012    June 30, 2014
   Class Y Shares             Contractual     1.25%       July 1, 2012    June 30, 2014
   Investor Class Shares      Contractual     1.50%       July 1, 2012    June 30, 2014

Invesco Real Estate Fund
   Class A Shares             Contractual     2.00%       July 1, 2012    June 30, 2014
   Class B Shares             Contractual     2.75%       July 1, 2012    June 30, 2014
   Class C Shares             Contractual     2.75%       July 1, 2012    June 30, 2014
   Class R Shares             Contractual     2.25%       July 1, 2012    June 30, 2014
   Class R5 Shares            Contractual     1.75%       July 1, 2012    June 30, 2014
   Class R6 Shares            Contractual     1.75%    September 24, 2012 June 30, 2014
   Class Y Shares             Contractual     1.75%       July 1, 2012    June 30, 2014
   Investor Class Shares      Contractual     2.00%       July 1, 2012    June 30, 2014

Invesco Short Term Bond Fund
   Class A Shares             Contractual     1.40%       July 1, 2013    June 30, 2014
   Class C Shares             Contractual     1.75%/2/    July 1, 2013    June 30, 2014
   Class R Shares             Contractual     1.75%       July 1, 2013    June 30, 2014
   Class R5 Shares            Contractual     1.25%       July 1, 2013    June 30, 2014
   Class R6 Shares            Contractual     1.25%       July 1, 2013    June 30, 2014
   Class Y Shares             Contractual     1.25%       July 1, 2013    June 30, 2014

Invesco U.S. Government Fund
   Class A Shares             Contractual     1.50%       July 1, 2012    June 30, 2014
   Class B Shares             Contractual     2.25%       July 1, 2012    June 30, 2014
   Class C Shares             Contractual     2.25%       July 1, 2012    June 30, 2014
   Class R Shares             Contractual     1.75%       July 1, 2012    June 30, 2014
   Class R5 Shares            Contractual     1.25%       July 1, 2012    June 30, 2014
   Class Y Shares             Contractual     1.25%       July 1, 2012    June 30, 2014
   Investor Class Shares      Contractual     1.50%       July 1, 2012    June 30, 2014

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

                             CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                          VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                         ------------ ---------- ------------------ -------------
Invesco American Value Fund
   Class A Shares            Contractual     2.00%      July 1, 2013    June 30, 2014
   Class B Shares            Contractual     2.75%      July 1, 2013    June 30, 2014
   Class C Shares            Contractual     2.75%      July 1, 2013    June 30, 2014
   Class R Shares            Contractual     2.25%      July 1, 2013    June 30, 2014
   Class R5 Shares           Contractual     1.75%      July 1, 2013    June 30, 2014
   Class R6 Shares           Contractual     1.75%      July 1, 2013    June 30, 2014
   Class Y Shares            Contractual     1.75%      July 1, 2013    June 30, 2014

Invesco Comstock Fund
   Class A Shares            Contractual     2.00%      July 1, 2012    June 30, 2014
   Class B Shares            Contractual     2.75%      July 1, 2012    June 30, 2014
   Class C Shares            Contractual     2.75%      July 1, 2012    June 30, 2014
   Class R Shares            Contractual     2.25%      July 1, 2012    June 30, 2014
   Class R5 Shares           Contractual     1.75%      July 1, 2012    June 30, 2014
   Class R6 Shares           Contractual     1.75%   September 24, 2012 June 30, 2014
   Class Y Shares            Contractual     1.75%      July 1, 2012    June 30, 2014

Invesco Energy Fund
   Class A Shares            Contractual     2.00%      July 1, 2009    June 30, 2014
   Class B Shares            Contractual     2.75%      July 1, 2009    June 30, 2014
   Class C Shares            Contractual     2.75%      July 1, 2009    June 30, 2014
   Class R5 Shares           Contractual     1.75%      July 1, 2009    June 30, 2014
   Class Y Shares            Contractual     1.75%      July 1, 2009    June 30, 2014
   Investor Class Shares     Contractual     2.00%      July 1, 2009    June 30, 2014

See page 16 for footnotes to Exhibit A.

                                                           as of April 30, 2014

                                     CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                  VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                 ------------ ---------- ----------------- ---------------
Invesco Dividend Income Fund
   Class A Shares                    Contractual     1.10%   February 6, 2013  August 31, 2014
   Class B Shares                    Contractual     1.85%   February 6, 2013  August 31, 2014
   Class C Shares                    Contractual     1.85%   February 6, 2013  August 31, 2014
   Class R5 Shares                   Contractual     0.85%   February 6, 2013  August 31, 2014
   Class R6 Shares                   Contractual     0.85%   February 6, 2013  August 31, 2014
   Class Y Shares                    Contractual     0.85%   February 6, 2013  August 31, 2014
   Investor Class Shares             Contractual     1.10%   February 6, 2013  August 31, 2014

Invesco Gold & Precious Metals Fund
   Class A Shares                    Contractual     2.00%     July 1, 2009     June 30, 2014
   Class B Shares                    Contractual     2.75%     July 1, 2009     June 30, 2014
   Class C Shares                    Contractual     2.75%     July 1, 2009     June 30, 2014
   Class Y Shares                    Contractual     1.75%     July 1, 2009     June 30, 2014
   Investor Class Shares             Contractual     2.00%     July 1, 2009     June 30, 2014

Invesco Mid Cap Growth Fund
   Class A Shares                    Contractual     1.15%     July 15, 2013    July 31, 2015
   Class B Shares                    Contractual     1.90%     July 15, 2013    July 31, 2015
   Class C Shares                    Contractual     1.90%     July 15, 2013    July 31, 2015
   Class R Shares                    Contractual     1.40%     July 15, 2013    July 31, 2015
   Class R5 Shares                   Contractual     0.90%     July 15, 2013    July 31, 2015
   Class R6 Shares                   Contractual     0.90%     July 15, 2013    July 31, 2015
   Class Y Shares                    Contractual     0.90%     July 15, 2013    July 31, 2015

Invesco Small Cap Value Fund
   Class A Shares                    Contractual     2.00%     July 1, 2012     June 30, 2014
   Class B Shares                    Contractual     2.75%     July 1, 2012     June 30, 2014
   Class C Shares                    Contractual     2.75%     July 1, 2012     June 30, 2014
   Class Y Shares                    Contractual     1.75%     July 1, 2012     June 30, 2014

Invesco Technology Fund
   Class A Shares                    Contractual     2.00%     July 1, 2012     June 30, 2014
   Class B Shares                    Contractual     2.75%     July 1, 2012     June 30, 2014
   Class C Shares                    Contractual     2.75%     July 1, 2012     June 30, 2014
   Class R5 Shares                   Contractual     1.75%     July 1, 2012     June 30, 2014
   Class Y Shares                    Contractual     1.75%     July 1, 2012     June 30, 2014
   Investor Class Shares             Contractual     2.00%     July 1, 2012     June 30, 2014

Invesco Technology Sector Fund
   Class A Shares                    Contractual     2.00%   February 12, 2010  June 30, 2014
   Class B Shares                    Contractual     2.75%   February 12, 2010  June 30, 2014
   Class C Shares                    Contractual     2.75%   February 12, 2010  June 30, 2014
   Class Y Shares                    Contractual     1.75%   February 12, 2010  June 30, 2014

Invesco Value Opportunities Fund
   Class A Shares                    Contractual     2.00%     July 1, 2012     June 30, 2014
   Class B Shares                    Contractual     2.75%     July 1, 2012     June 30, 2014
   Class C Shares                    Contractual     2.75%     July 1, 2012     June 30, 2014
   Class R Shares                    Contractual     2.25%     July 1, 2012     June 30, 2014
   Class R5 Shares                   Contractual     1.75%     July 1, 2012     June 30, 2014
   Class Y Shares                    Contractual     1.75%     July 1, 2012     June 30, 2014

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

                                   CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                                VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                               ------------ ---------- ----------------- -------------
Invesco High Yield Municipal Fund
   Class A Shares                  Contractual     1.50%     July 1, 2012    June 30, 2014
   Class B Shares                  Contractual     2.25%     July 1, 2012    June 30, 2014
   Class C Shares                  Contractual     2.25%     July 1, 2012    June 30, 2014
   Class R5 Shares                 Contractual     1.25%     July 1, 2012    June 30, 2014
   Class Y Shares                  Contractual     1.25%     July 1, 2012    June 30, 2014

See page 16 for footnotes to Exhibit A.

                                                           as of April 30, 2014

                                                 CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                                              VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                                             ------------ ---------- ----------------- -------------
Invesco Intermediate Term Municipal Income Fund
   Class A Shares                                Contractual     0.80%     July 1, 2013    June 30, 2014
   Class B Shares                                Contractual     1.55%     July 1, 2013    June 30, 2014
   Class C Shares                                Contractual     1.55%     July 1, 2013    June 30, 2014
   Class Y Shares                                Contractual     0.55%     July 1, 2013    June 30, 2014

Invesco Municipal Income Fund
   Class A Shares                                Contractual     1.50%     July 1, 2013    June 30, 2014
   Class B Shares                                Contractual     2.25%     July 1, 2013    June 30, 2014
   Class C Shares                                Contractual     2.25%     July 1, 2013    June 30, 2014
   Class Y Shares                                Contractual     1.25%     July 1, 2013    June 30, 2014
   Investor Class                                Contractual     1.50%     July 15, 2013   June 30, 2014

Invesco New York Tax Free Income Fund
   Class A Shares                                Contractual     1.50%     July 1, 2012    June 30, 2014
   Class B Shares                                Contractual     2.25%     July 1, 2012    June 30, 2014
   Class C Shares                                Contractual     2.25%     July 1, 2012    June 30, 2014
   Class Y Shares                                Contractual     1.25%     July 1, 2012    June 30, 2014

Invesco Tax-Free Intermediate Fund
   Class A Shares                                Contractual     1.50%     July 1, 2012    June 30, 2014
   Class A2 Shares                               Contractual     1.25%     July 1, 2012    June 30, 2014
   Class C Shares                                Contractual     2.25%     June 30, 2013   June 30, 2014
   Class R5 Shares                               Contractual     1.25%     July 1, 2012    June 30, 2014
   Class Y Shares                                Contractual     1.25%     July 1, 2012    June 30, 2014

                           INVESCO SECURITIES TRUST

                                                  CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                               VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                              ------------ ---------- ----------------- -----------------
Invesco Balanced-Risk Aggressive Allocation Fund  Contractual     1.15%   January 16, 2013  February 28, 2015

/1/ The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.
/2/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.
/3/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund I, Ltd.
/4/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund III, Ltd.
/5/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund V, Ltd.
/6/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund VII, Ltd.

                                                           as of April 30, 2014


              EXHIBIT "B" - INSTITUTIONAL MONEY MARKET FUNDS/1,2/

                         SHORT-TERM INVESTMENTS TRUST

                                    CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                                 VOLUNTARY   LIMITATION    CURRENT LIMIT         DATE
----                                ------------ ----------  ----------------- -----------------
Government & Agency Portfolio
   Cash Management Class            Contractual     0.22%/2/   July 1, 2009    December 31, 2014
   Corporate Class                  Contractual     0.17%      July 1, 2009    December 31, 2014
   Institutional Class              Contractual     0.14%      July 1, 2009    December 31, 2014
   Personal Investment Class        Contractual     0.69%/2/   July 1, 2009    December 31, 2014
   Private Investment Class         Contractual     0.44%/2/   July 1, 2009    December 31, 2014
   Reserve Class                    Contractual     1.01%/2/   July 1, 2009    December 31, 2014
   Resource Class                   Contractual     0.30%/2/   July 1, 2009    December 31, 2014

Government TaxAdvantage Portfolio
   Cash Management Class            Contractual     0.22%/2/   July 1, 2009    December 31, 2014
   Corporate Class                  Contractual     0.17%      July 1, 2009    December 31, 2014
   Institutional Class              Contractual     0.14%      July 1, 2009    December 31, 2014
   Personal Investment Class        Contractual     0.69%/2/   July 1, 2009    December 31, 2014
   Private Investment Class         Contractual     0.39%/2/   July 1, 2009    December 31, 2014
   Reserve Class                    Contractual     1.01%/2/   July 1, 2009    December 31, 2014
   Resource Class                   Contractual     0.30%/2/   July 1, 2009    December 31, 2014

Liquid Assets Portfolio
   Cash Management Class            Contractual     0.22%/2/   July 1, 2009    December 31, 2014
   Corporate Class                  Contractual     0.17%      July 1, 2009    December 31, 2014
   Institutional Class              Contractual     0.14%      July 1, 2009    December 31, 2014
   Personal Investment Class        Contractual     0.69%/2/   July 1, 2009    December 31, 2014
   Private Investment Class         Contractual     0.44%/2/   July 1, 2009    December 31, 2014
   Reserve Class                    Contractual     1.01%/2/   July 1, 2009    December 31, 2014
   Resource Class                   Contractual     0.34%      July 1, 2009    December 31, 2014

STIC Prime Portfolio
   Cash Management Class            Contractual     0.22%/2/   July 1, 2009    December 31, 2014
   Corporate Class                  Contractual     0.17%      July 1, 2009    December 31, 2014
   Institutional Class              Contractual     0.14%      July 1, 2009    December 31, 2014
   Personal Investment Class        Contractual     0.69%/2/   July 1, 2009    December 31, 2014
   Private Investment Class         Contractual     0.44%/2/   July 1, 2009    December 31, 2014
   Reserve Class                    Contractual     1.01%/2/   July 1, 2009    December 31, 2014
   Resource Class                   Contractual     0.30%/2/   July 1, 2009    December 31, 2014

Tax-Free Cash Reserve Portfolio/3/
   Cash Management Class            Contractual     0.33%/2/   July 1, 2009    December 31, 2014
   Corporate Class                  Contractual     0.28%      July 1, 2009    December 31, 2014
   Institutional Class              Contractual     0.25%      July 1, 2009    December 31, 2014
   Personal Investment Class        Contractual     0.80%/2/   July 1, 2009    December 31, 2014
   Private Investment Class         Contractual     0.50%/2/   July 1, 2009    December 31, 2014
   Reserve Class                    Contractual     1.12%/2/   July 1, 2009    December 31, 2014
   Resource Class                   Contractual     0.41%/2/   July 1, 2009    December 31, 2014

Treasury Portfolio
   Cash Management Class            Contractual     0.22%/2/   July 1, 2009    December 31, 2014
   Corporate Class                  Contractual     0.17%      July 1, 2009    December 31, 2014
   Institutional Class              Contractual     0.14%      July 1, 2009    December 31, 2014
   Personal Investment Class        Contractual     0.69%/2/   July 1, 2009    December 31, 2014
   Private Investment Class         Contractual     0.44%/2/   July 1, 2009    December 31, 2014
   Reserve Class                    Contractual     1.01%/2/   July 1, 2009    December 31, 2014
   Resource Class                   Contractual     0.30%/2/   July 1, 2009    December 31, 2014

/1/ The expense rate excluding 12b-1 fees of any class of shares established after the date of this Memorandum of Agreement will be the same as existing classes.
/2/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.
/3/ The expense limitation also excludes Trustees' fees and federal registration expenses.

                                                           as of April 30, 2014


                    EXHIBIT "C" - VARIABLE INSURANCE FUNDS

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

                                               CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                            VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                           ------------ ---------- ----------------- --------------
Invesco V.I. American Franchise Fund
   Series I Shares                             Contractual     0.90%     July 1, 2012    June 30, 2014
   Series II Shares                            Contractual     1.15%     July 1, 2012    June 30, 2014

Invesco V.I. American Value Fund
   Series I Shares                             Contractual     2.00%     July 1, 2012    June 30, 2014
   Series II Shares                            Contractual     2.25%     July 1, 2012    June 30, 2014

Invesco V.I. Balanced-Risk Allocation Fund/1/
   Series I Shares                             Contractual     0.78%     July 1, 2013    April 30, 2014
   Series II Shares                            Contractual     1.03%     July 1, 2013    April 30, 2014

Invesco V.I. Balanced-Risk Allocation Fund/1/
   Series I Shares                             Contractual     0.76%     May 1, 2014     April 30, 2015
   Series II Shares                            Contractual     1.01%     May 1, 2014     April 30, 2015

Invesco V.I. Comstock Fund
   Series I Shares                             Contractual     0.78%     May 1, 2013     April 30, 2015
   Series II Shares                            Contractual     1.03%     May 1, 2013     April 30, 2015

Invesco V.I. Core Equity Fund
   Series I Shares                             Contractual     2.00%     May 1, 2013     June 30, 2014
   Series II Shares                            Contractual     2.25%     May 1, 2013     June 30, 2014

Invesco V.I. Diversified Dividend Fund
   Series I Shares                             Contractual     2.00%     May 1, 2013     June 30, 2014
   Series II Shares                            Contractual     2.25%     May 1, 2013     June 30, 2014

Invesco V.I. Diversified Income Fund
   Series I Shares                             Contractual     0.75%     July 1, 2005    April 30, 2015
   Series II Shares                            Contractual     1.00%     July 1, 2005    April 30, 2015

Invesco V.I. Equally-Weighted S&P 500 Fund
   Series I Shares                             Contractual     2.00%     July 1, 2012    June 30, 2014
   Series II Shares                            Contractual     2.25%     July 1, 2012    June 30, 2014

Invesco V.I. Equity and Income Fund
   Series I Shares                             Contractual     1.50%     July 1, 2012    June 30, 2014
   Series II Shares                            Contractual     1.75%     July 1, 2012    June 30, 2014

/1/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund IV, Ltd.

                                                           as of April 30, 2014

Invesco V.I. Global Core Equity Fund
   Series I Shares                       Contractual   2.25%      July 1, 2012   June 30, 2014
   Series II Shares                      Contractual   2.50%      July 1, 2012   June 30, 2014

Invesco V.I. Global Health Care Fund
   Series I Shares                       Contractual   2.00%      May 1. 2013    June 30, 2014
   Series II Shares                      Contractual   2.25%      May 1, 2013    June 30, 2014

Invesco V.I. Global Real Estate Fund
   Series I Shares                       Contractual   2.00%      May 1. 2013    June 30, 2014
   Series II Shares                      Contractual   2.25%      May 1, 2013    June 30, 2014

Invesco V.I. Government Securities Fund
   Series I Shares                       Contractual   1.50%      May 1, 2013    June 30, 2014
   Series II Shares                      Contractual   1.75%      May 1, 2013    June 30, 2014

Invesco V.I. Growth and Income Fund
   Series I Shares                       Contractual   0.78%      May 1. 2013    April 30, 2015
   Series II Shares                      Contractual   1.03%      May 1, 2013    April 30, 2015

Invesco V.I. High Yield Fund
   Series I Shares                       Contractual   0.80%      May 2, 2011    April 30, 2014
   Series II Shares                      Contractual   1.05%      May 2, 2011    April 30, 2014

Invesco V.I. International Growth Fund
   Series I Shares                       Contractual   2.25%      July 1, 2012   June 30, 2014
   Series II Shares                      Contractual   2.50%      July 1, 2012   June 30, 2014

Invesco V.I. Mid Cap Core Equity Fund
   Series I Shares                       Contractual   2.00%      May 1. 2013    June 30, 2014
   Series II Shares                      Contractual   2.25%      May 1, 2013    June 30, 2014

Invesco V.I. Mid Cap Growth Fund
   Series I Shares                       Contractual   1.09%      July 1, 2012   June 30, 2014
   Series II Shares                      Contractual   1.34%      July 1, 2012   June 30, 2014

Invesco V.I. Money Market Fund
   Series I Shares                       Contractual   1.50%      May 1. 2013    June 30, 2014
   Series II Shares                      Contractual   1.75%      May 1, 2013    June 30, 2014

Invesco V.I. S&P 500 Index Fund
   Series I Shares                       Contractual   2.00%      July 1, 2012   June 30, 2014
   Series II Shares                      Contractual   2.25%      July 1, 2012   June 30, 2014

Invesco V.I. Small Cap Equity Fund
   Series I Shares                       Contractual   2.00%      May 1. 2013    June 30, 2014
   Series II Shares                      Contractual   2.25%      May 1, 2013    June 30, 2014

                                                           as of April 30, 2014

Invesco V.I. Technology Fund
   Series I Shares                     Contractual   2.00%       May 1. 2013     June 30, 2014
   Series II Shares                    Contractual   2.25%       May 1, 2013     June 30, 2014

Invesco V.I. Utilities Fund
   Series I Shares                     Contractual   2.00%       May 1, 2012     June 30, 2014
   Series II Shares                    Contractual   2.25%       May 1, 2012     June 30, 2014

Invesco V.I. Managed Volatility Fund*
   Series I Shares                     Contractual   1.03%      April 30, 2014   April 30, 2015
   Series II Shares                    Contractual   1.28%      April 30, 2014   April 30, 2015

Invesco V.I. Value Opportunities Fund
   Series I Shares                     Contractual   2.00%       May 1. 2013     June 30, 2014
   Series II Shares                    Contractual   2.25%       May 1, 2013     June 30, 2014

* The Fund name and expense limit shown is contingent upon both Board of Trustee and shareholder approval of certain changes to the Fund.

                                                           as of April 30, 2014


                        EXHIBIT "D" - CLOSED-END FUNDS

                 INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST

                                              CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                          ------------ ---------- ----------------- ---------------
Invesco Municipal Income Opportunities Trust  Contractual     0.67%    August 27, 2012  August 31, 2014

                    INVESCO QUALITY MUNICIPAL INCOME TRUST

                                        CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                     VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                    ------------ ---------- ----------------- ----------------
Invesco Quality Municipal Income Trust  Contractual     0.50%   October 15, 2012  October 31, 2014

                     INVESCO VALUE MUNICIPAL INCOME TRUST

                                      CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                   VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                  ------------ ---------- ----------------- ----------------
Invesco Value Municipal Income Trust  Contractual     0.46%   October 15, 2012  October 31, 2014

                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                            (ADVISORY FEE WAIVERS)

   This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit A and B (each an "Exhibit" or, collectively the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Management Trust, Invesco Municipal Income Opportunities Trust, Invesco Securities Trust, Invesco, Invesco Quality Municipal Income Trust and Invesco Value Municipal Income Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Invesco agrees that until at least the expiration date set forth on Exhibit A (the "Expiration Date") and with respect to those Funds listed on the Exhibit, Invesco will waive its advisory fees at the rate set forth on the Exhibit.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

   1. Invesco agrees that until the expiration date, if any, of the commitment set forth on the attached Exhibit B occurs, as such Exhibit B is amended from time to time, Invesco will waive advisory fees payable by an Investing Fund (defined below) in an amount equal to 100% of the net advisory fee Invesco receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Fund invests (the "Waiver").

       i. Invesco's Fund Accounting Group will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Fund during the previous month in an Affiliated Money Market Fund.

       ii. The Waiver will not apply to those Investing Funds that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

       iii. The Waiver will not apply to cash collateral for securities lending.

       For purposes of the paragraph above, the following terms shall have the following meanings:

       (a) "Affiliated Money Market Fund" - any existing or future Trust that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended;

       (b) "Investing Fund" - any Fund investing Cash Balances and/or Cash Collateral in an Affiliated Money Market Fund; and

       (c) "Uninvested Cash" - cash available and uninvested by a Trust that may result from a variety of sources, including dividends or interest received on portfolio securities, unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

    2. Neither a Trust nor Invesco may remove or amend the Waiver to a Trust's detriment prior to the Expiration Date without requesting and receiving the approval of the Board of Trustee of the applicable Fund's Trust to remove or amend such Waiver. Invesco will not have any right to reimbursement of any amount so waived.

   The Boards of Trustees and Invesco may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

   Subject to the foregoing paragraphs, Invesco agrees to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed in Exhibit A and B to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

       AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
       AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
       AIM FUNDS GROUP (INVESCO FUNDS GROUP)
       AIM GROWTH SERIES (INVESCO GROWTH SERIES)
       AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
       AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
       AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
       AIM TREASURER'S SERIES TRUST (INVESCO TREASURER'S SERIES TRUST)
       AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO MANAGEMENT TRUST
       INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST
       INVESCO QUALITY MUNICIPAL INCOME TRUST
       INVESCO SECURITIES TRUST
       INVESCO VALUE MUNICIPAL INCOME TRUST
       on behalf of the Funds listed in the Exhibit to this Memorandum of Agreement

       By:     /s/ John M. Zerr
               -----------------------------------------------------------------
       Title:  Senior Vice President

       INVESCO ADVISERS, INC.

       By:     /s/ John M. Zerr
               -----------------------------------------------------------------
       Title:  Senior Vice President

                         EXHIBIT A TO ADVISORY FEE MOA

   AIM COUNSELOR SERIES TRUST
 (INVESCO COUNSELOR SERIES TRUST)                 WAIVER DESCRIPTION                 EFFECTIVE DATE EXPIRATION DATE
----------------------------------- ------------------------------------------------ -------------- ---------------
Invesco Strategic Real Return Fund  Invesco will waive advisory fees in an amount      4/30/2014      06/30/2016
                                    equal to the advisory fees earned on underlying
                                    affiliated investments

        AIM INVESTMENT FUNDS
     (INVESCO INVESTMENT FUNDS                      WAIVER DESCRIPTION                 EFFECTIVE DATE EXPIRATION DATE
------------------------------------- ------------------------------------------------ -------------- ---------------
Invesco Global Targeted Returns Fund  Invesco will waive advisory fees in an amount      12/17/2013     06/30/2016
                                      equal to the advisory fees earned on underlying
                                      affiliated investments

Invesco Strategic Income Fund         Invesco will waive advisory fees in an amount        5/2/2014     06/30/2016
                                      equal to the advisory fees earned on underlying
                                      affiliated investments

     AIM TREASURER'S SERIES TRUST
  (INVESCO TREASURER'S SERIES TRUST)                   WAIVER DESCRIPTION                 EFFECTIVE DATE EXPIRATION DATE
---------------------------------------- ------------------------------------------------ -------------- ---------------
Premier Portfolio                        Invesco will waive advisory fees in the amount      2/1/2011      12/31/2014
                                         of 0.07% of the Fund's average daily net assets

Premier U.S. Government Money Portfolio  Invesco will waive advisory fees in the amount      2/1/2011      12/31/2014
                                         of 0.07% of the Fund's average daily net assets

                                  EXHIBIT "B"

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

PORTFOLIO                                                   EFFECTIVE DATE   COMMITTED UNTIL
---------                                                  ----------------- ---------------
Invesco American Franchise Fund                            February 12, 2010  June 30, 2016
Invesco California Tax-Free Income Fund                    February 12, 2010  June 30, 2016
Invesco Core Plus Bond Fund                                  June 2, 2009     June 30, 2016
Invesco Equally-Weighted S&P 500 Fund                      February 12, 2010  June 30, 2016
Invesco Equity and Income Fund                             February 12, 2010  June 30, 2016
Invesco Floating Rate Fund                                   July 1, 2007     June 30, 2016
Invesco Global Real Estate Income Fund                       July 1, 2007     June 30, 2016
Invesco Growth and Income Fund                             February 12, 2010  June 30, 2016
Invesco Low Volatility Equity Yield Fund                     July 1, 2007     June 30, 2016
Invesco Pennsylvania Tax Free Income Fund                  February 12, 2010  June 30, 2016
Invesco S&P 500 Index Fund                                 February 12, 2010  June 30, 2016
Invesco Small Cap Discovery Fund                           February 12, 2010  June 30, 2016
Invesco Strategic Real Return Fund                          April 30, 2014    June 30, 2016

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

PORTFOLIO                                                  EFFECTIVE DATE COMMITTED UNTIL
---------                                                  -------------- ---------------
Invesco Charter Fund                                        July 1, 2007   June 30, 2016
Invesco Diversified Dividend Fund                           July 1, 2007   June 30, 2016
Invesco Summit Fund                                         July 1, 2007   June 30, 2016

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

FUND                                                       EFFECTIVE DATE COMMITTED UNTIL
----                                                       -------------- ---------------
Invesco European Small Company Fund                         July 1, 2007   June 30, 2016
Invesco Global Core Equity Fund                             July 1, 2007   June 30, 2016
Invesco International Small Company Fund                    July 1, 2007   June 30, 2016
Invesco Small Cap Equity Fund                               July 1, 2007   June 30, 2016

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

FUND                                                        EFFECTIVE DATE   COMMITTED UNTIL
----                                                       ----------------- ---------------
Invesco Convertible Securities Fund                        February 12, 2010  June 30, 2016
Invesco Global Low Volatility Equity Yield Fund              July 1, 2007     June 30, 2016
Invesco Mid Cap Core Equity Fund                             July 1, 2007     June 30, 2016
Invesco Small Cap Growth Fund                                July 1, 2007     June 30, 2016
Invesco U.S. Mortgage Fund                                 February 12, 2010  June 30, 2016

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

FUND                                                       EFFECTIVE DATE COMMITTED UNTIL
----                                                       -------------- ---------------
Invesco Asia Pacific Growth Fund                            July 1, 2007   June 30, 2016
Invesco European Growth Fund                                July 1, 2007   June 30, 2016
Invesco Global Growth Fund                                  July 1, 2007   June 30, 2016
Invesco Global Opportunities Fund                          August 3, 2012  June 30, 2016
Invesco Global Small & Mid Cap Growth Fund                  July 1, 2007   June 30, 2016
Invesco International Core Equity Fund                      July 1, 2007   June 30, 2016
Invesco International Growth Fund                           July 1, 2007   June 30, 2016
Invesco Select Opportunities Fund                          August 3, 2012  June 30, 2016

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

FUND                                                         EFFECTIVE DATE   COMMITTED UNTIL
----                                                       ------------------ ---------------
Invesco All Cap Market Neutral Fund                        December 17, 2013   June 30, 2016
Invesco Balanced-Risk Allocation Fund/1/                      May 29, 2009     June 30, 2016
Invesco Balanced-Risk Commodity Strategy Fund/2/           November 29, 2010   June 30, 2016
Invesco China Fund                                            July 1, 2007     June 30, 2016
Invesco Developing Markets Fund                               July 1, 2007     June 30, 2016
Invesco Emerging Markets Equity Fund                          May 11, 2011     June 30, 2016
Invesco Emerging Market Local Currency Debt Fund             June 14, 2010     June 30, 2016
Invesco Endeavor Fund                                         July 1, 2007     June 30, 2016
Invesco Global Health Care Fund                               July 1, 2007     June 30, 2016
Invesco Global Infrastructure Fund                            May 2, 2014      June 30, 2016
Invesco Global Market Neutral Fund                         December 17, 2013   June 30, 2016
Invesco Global Markets Strategy Fund/3/                    September 25, 2012  June 30, 2016
Invesco Global Targeted Returns Fund/4/                    December 17, 2013   June 30, 2016
Invesco International Total Return Fund                       July 1, 2007     June 30, 2016
Invesco Long/Short Equity Fund                             December 17, 2013   June 30, 2016
Invesco Low Volatility Emerging Markets Fund               December 17, 2013   June 30, 2016
Invesco Macro International Equity Fund                    December 17, 2013   June 30, 2016
Invesco Macro Long/Short Fund                              December 17, 2013   June 30, 2016
Invesco Pacific Growth Fund                                February 12, 2010   June 30, 2016
Invesco Premium Income Fund                                December 13, 2011   June 30, 2016
Invesco Select Companies Fund                                 July 1, 2007     June 30, 2016
Invesco Strategic Income Fund                                 May 2, 2014      June 30, 2016

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

FUND                                                        EFFECTIVE DATE   COMMITTED UNTIL
----                                                       ----------------- ---------------
Invesco Corporate Bond Fund                                February 12, 2010  June 30, 2016
Invesco Global Real Estate Fund                              July 1, 2007     June 30, 2016
Invesco High Yield Fund                                      July 1, 2007     June 30, 2016
Invesco Limited Maturity Treasury Fund                       July 1, 2007     June 30, 2016
Invesco Money Market Fund                                    July 1, 2007     June 30, 2016
Invesco Real Estate Fund                                     July 1, 2007     June 30, 2016
Invesco Short Term Bond Fund                                 July 1, 2007     June 30, 2016
Invesco U.S. Government Fund                                 July 1, 2007     June 30, 2016

--------
/1/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund I, Ltd. invests.
/2/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Commodity Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund III, Ltd. invests.
/3/ Advisory fees to be waived by Invesco for Invesco Global Markets Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund V, Ltd. invests.
/4/ Advisory fees to be waived by Invesco for Invesco Global Targeted Returns Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund VII, Ltd. invests.

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

FUND                                                        EFFECTIVE DATE   COMMITTED UNTIL
----                                                       ----------------- ---------------
Invesco American Value Fund                                February 12, 2010  June 30, 2016
Invesco Comstock Fund                                      February 12, 2010  June 30, 2016
Invesco Energy Fund                                          July 1, 2007     June 30, 2016
Invesco Dividend Income Fund                                 July 1, 2007     June 30, 2016
Invesco Gold & Precious Metals Fund                          July 1, 2007     June 30, 2016
Invesco Mid Cap Growth Fund                                February 12, 2010  June 30, 2016
Invesco Small Cap Value Fund                               February 12, 2010  June 30, 2016
Invesco Technology Fund                                      July 1, 2007     June 30, 2016
Invesco Technology Sector Fund                             February 12, 2010  June 30, 2016
Invesco Value Opportunities Fund                           February 12, 2010  June 30, 2016

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

FUND                                                        EFFECTIVE DATE   COMMITTED UNTIL
----                                                       ----------------- ---------------
Invesco High Yield Municipal Fund                          February 12, 2010  June 30, 2016
Invesco Intermediate Term Municipal Income Fund            February 12, 2010  June 30, 2016
Invesco Municipal Income Fund                              February 12, 2010  June 30, 2016
Invesco New York Tax Free Income Fund                      February 12, 2010  June 30, 2016
Invesco Tax-Exempt Cash Fund                                 July 1, 2007     June 30, 2016
Invesco Tax-Free Intermediate Fund                           July 1, 2007     June 30, 2016

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

FUND                                                        EFFECTIVE DATE   COMMITTED UNTIL
----                                                       ----------------- ---------------
Invesco V.I. American Franchise Fund                       February 12, 2010  June 30, 2016
Invesco V.I. American Value Fund                           February 12, 2010  June 30, 2016
Invesco V.I. Balanced-Risk Allocation Fund/5/              December 22, 2010  June 30, 2016
Invesco V.I. Comstock Fund                                 February 12, 2010  June 30, 2016
Invesco V.I. Core Equity Fund                                July 1, 2007     June 30, 2016
Invesco V.I. Diversified Dividend Fund                     February 12, 2010  June 30, 2016
Invesco V.I. Diversified Income Fund                         July 1, 2007     June 30, 2016
Invesco V.I. Equally-Weighted S&P 500 Fund                 February 12, 2010  June 30, 2016
Invesco V.I. Equity and Income Fund                        February 12, 2010  June 30, 2016
Invesco V.I. Global Core Equity Fund                       February 12, 2010  June 30, 2016
Invesco V.I. Global Health Care Fund                         July 1, 2007     June 30, 2016
Invesco V.I. Global Real Estate Fund                         July 1, 2007     June 30, 2016
Invesco V.I. Government Securities Fund                      July 1, 2007     June 30, 2016
Invesco V.I. Growth and Income Fund                        February 12, 2010  June 30, 2016
Invesco V.I. High Yield Fund                                 July 1, 2007     June 30, 2016
Invesco V.I. International Growth Fund                       July 1, 2007     June 30, 2016
Invesco V.I. Managed Volatility Fund                         July 1, 2007     June 30, 2016
Invesco V.I. Mid Cap Core Equity Fund                        July 1, 2007     June 30, 2016
Invesco V.I. Mid Cap Growth Fund                           February 12, 2010  June 30, 2016
Invesco V.I. Money Market Fund                               July 1, 2007     June 30, 2016
Invesco V.I. S&P 500 Index Fund                            February 12, 2010  June 30, 2016
Invesco V.I. Small Cap Equity Fund                           July 1, 2007     June 30, 2016
Invesco V.I. Technology Fund                                 July 1, 2007     June 30, 2016
Invesco V.I. Managed Volatility Fund                         July 1, 2007     June 30, 2016
Invesco V.I. Value Opportunities Fund                        July 1, 2007     June 30, 2016

/5/ Advisory fees to be waived by Invesco for Invesco V.I. Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund IV, Ltd. invests.

                           INVESCO SECURITIES TRUST

FUND                                                      EFFECTIVE DATE  COMMITTED UNTIL
----                                                     ---------------- ---------------
Invesco Balanced-Risk Aggressive Allocation Fund         January 16, 2013  June 30, 2016

                           INVESCO MANAGEMENT TRUST

FUND                                                       EFFECTIVE DATE COMMITTED UNTIL
----                                                       -------------- ---------------
Invesco Conservative Income Fund                                TBD        June 30, 2016

                               CLOSED-END FUNDS

FUND                                                       EFFECTIVE DATE COMMITTED UNTIL
----                                                       -------------- ---------------
Invesco Municipal Income Opportunities Trust                June 1, 2010   June 30, 2016
Invesco Quality Municipal Income Trust                      June 1, 2010   June 30, 2016
Invesco Value Municipal Income Trust                        June 1, 2010   June 30, 2016

                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                             (EXPENSE LIMITATIONS)

   This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibits (the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Management Trust, Invesco Municipal Income Opportunities Trust, Invesco Quality Municipal Income Trust, Invesco Securities Trust, Invesco Value Municipal Income Trust and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

   For the Contractual Limits (listed in Exhibits A - D), Invesco agrees until at least the expiration date set forth on the attached Exhibits A - D (the "Expiration Date") that Invesco will waive its fees or reimburse expenses to the extent that expenses of a class of a Fund (excluding (i) interest;
(ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; and (v) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. Acquired fund fees and expenses are not fees or expenses incurred by a fund directly but are expenses of the investment companies in which a fund invests. These fees and expenses are incurred indirectly through the valuation of a fund's investment in these investment companies. Acquired fund fees and expenses are required to be disclosed and included in the total annual fund operating expenses in the prospectus fee table. As a result, the net total annual fund operating expenses shown in the prospectus fee table may exceed the expense limits reflected in Exhibits A - D. With regard to the Contractual Limits, the Board of Trustees of the Trust and Invesco may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

   For the Contractual Limits, Invesco agrees to review the then-current expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such limitations should be amended, continued or terminated. The expense limitations will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   For the Voluntary Limits (listed in Exhibits A - D), Invesco agrees that these are not contractual in nature and that Invesco may establish, amend and/or terminate such expense limitations at any time in its sole discretion. Any delay or failure by Invesco to update this Memorandum of Agreement with regards to the terminations, extensions, or expirations of the Voluntary Limits shall have no effect on the term of such Voluntary Limitations; the Voluntary Limitations are listed herein for informational purposes only.

   It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts and Invesco have entered into this Memorandum of Agreement as of the Effective Dates on the attached Exhibits.

        AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
        AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
        AIM FUNDS GROUP (INVESCO FUNDS GROUP)
        AIM GROWTH SERIES (INVESCO GROWTH SERIES)
        AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
        AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
        AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO MANAGEMENT TRUST
        INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST
        INVESCO QUALITY MUNICIPAL INCOME TRUST
        INVESCO SECURITIES TRUST
        INVESCO VALUE MUNICIPAL INCOME TRUST
        SHORT-TERM INVESTMENTS TRUST
        on behalf of the Funds listed in the Exhibits to this Memorandum of Agreement

        By:     /s/ John M. Zerr
                ----------------------------------------------------------------
        Title:  Senior Vice President

        INVESCO ADVISERS, INC.

        By:     /s/ John M. Zerr
                ----------------------------------------------------------------
        Title:  Senior Vice President
                                                             as of July 1, 2014

                         EXHIBIT "A" - RETAIL FUNDS/1/

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                     ------------ ---------- ------------------ -----------------
Invesco American Franchise Fund
   Class A Shares                        Contractual     2.00%      July 1, 2013      June 30, 2015
   Class B Shares                        Contractual     2.75%      July 1, 2013      June 30, 2015
   Class C Shares                        Contractual     2.75%      July 1, 2013      June 30, 2015
   Class R Shares                        Contractual     2.25%      July 1, 2013      June 30, 2015
   Class R5 Shares                       Contractual     1.75%      July 1, 2013      June 30, 2015
   Class R6 Shares                       Contractual     1.75%      July 1, 2013      June 30, 2015
   Class Y Shares                        Contractual     1.75%      July 1, 2013      June 30, 2015

Invesco California Tax-Free Income Fund
   Class A Shares                        Contractual     1.50%      July 1, 2012      June 30, 2015
   Class B Shares                        Contractual     2.00%      July 1, 2012      June 30, 2015
   Class C Shares                        Contractual     2.00%      July 1, 2012      June 30, 2015
   Class Y Shares                        Contractual     1.25%      July 1, 2012      June 30, 2015

Invesco Core Plus Bond Fund
   Class A Shares                        Contractual     0.84%    January 1, 2014   December 31, 2014
   Class B Shares                        Contractual     1.59%    January 1, 2014   December 31, 2014
   Class C Shares                        Contractual     1.59%    January 1, 2014   December 31, 2014
   Class R Shares                        Contractual     1.09%    January 1, 2014   December 31, 2014
   Class R5 Shares                       Contractual     0.59%    January 1, 2014   December 31, 2014
   Class R6 Shares                       Contractual     0.59%    January 1, 2014   December 31, 2014
   Class Y Shares                        Contractual     0.59%    January 1, 2014   December 31, 2014

Invesco Equally-Weighted S&P 500 Fund
   Class A Shares                        Contractual     2.00%      July 1, 2012      June 30, 2015
   Class B Shares                        Contractual     2.75%      July 1, 2012      June 30, 2015
   Class C Shares                        Contractual     2.75%      July 1, 2012      June 30, 2015
   Class R Shares                        Contractual     2.25%      July 1, 2012      June 30, 2015
   Class R6 Shares                       Contractual     1.75%   September 24, 2012   June 30, 2015
   Class Y Shares                        Contractual     1.75%      July 1, 2012      June 30, 2015

Invesco Equity and Income Fund
   Class A Shares                        Contractual     1.50%      July 1, 2012      June 30, 2015
   Class B Shares                        Contractual     2.25%      July 1, 2012      June 30, 2015
   Class C Shares                        Contractual     2.25%      July 1, 2012      June 30, 2015
   Class R Shares                        Contractual     1.75%      July 1, 2012      June 30, 2015
   Class R5 Shares                       Contractual     1.25%      July 1, 2012      June 30, 2015
   Class R6 Shares                       Contractual     1.25%   September 24, 2012   June 30, 2015
   Class Y Shares                        Contractual     1.25%      July 1, 2012      June 30, 2015

Invesco Floating Rate Fund
   Class A Shares                        Contractual     1.50%     April 14, 2006     June 30, 2015
   Class C Shares                        Contractual     2.00%     April 14, 2006     June 30, 2015
   Class R Shares                        Contractual     1.75%     April 14, 2006     June 30, 2015
   Class R5 Shares                       Contractual     1.25%     April 14, 2006     June 30, 2015
   Class R6 Shares                       Contractual     1.25%   September 24, 2012   June 30, 2015
   Class Y Shares                        Contractual     1.25%    October 3, 2008     June 30, 2015

Invesco Global Real Estate Income Fund
   Class A Shares                        Contractual     2.00%      July 1, 2009      June 30, 2015
   Class B Shares                        Contractual     2.75%      July 1, 2009      June 30, 2015
   Class C Shares                        Contractual     2.75%      July 1, 2009      June 30, 2015
   Class R5 Shares                       Contractual     1.75%      July 1, 2009      June 30, 2015
   Class R6 Shares                       Contractual     1.75%   September 24, 2012   June 30, 2015
   Class Y Shares                        Contractual     1.75%      July 1, 2009      June 30, 2015

See page 15 for footnotes to Exhibit A.

                                                             as of July 1, 2014

                                           CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                        VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                       ------------ ---------- ------------------ --------------
Invesco Growth and Income Fund
   Class A Shares                          Contractual     2.00%      July 1, 2012    June 30, 2015
   Class B Shares                          Contractual     2.75%      July 1, 2012    June 30, 2015
   Class C Shares                          Contractual     2.75%      July 1, 2012    June 30, 2015
   Class R Shares                          Contractual     2.25%      July 1, 2012    June 30, 2015
   Class R5 Shares                         Contractual     1.75%      July 1, 2012    June 30, 2015
   Class R6 Shares                         Contractual     1.75%   September 24, 2012 June 30, 2015
   Class Y Shares                          Contractual     1.75%      July 1, 2012    June 30, 2015

Invesco Low Volatility Equity Yield Fund
   Class A Shares                          Contractual     2.00%      July 1, 2012    June 30, 2015
   Class B Shares                          Contractual     2.75%      July 1, 2012    June 30, 2015
   Class C Shares                          Contractual     2.75%      July 1, 2012    June 30, 2015
   Class R Shares                          Contractual     2.25%      July 1, 2012    June 30, 2015
   Class R5 Shares                         Contractual     1.75%      July 1, 2012    June 30, 2015
   Class Y Shares                          Contractual     1.75%      July 1, 2012    June 30, 2015
   Investor Class Shares                   Contractual     2.00%      July 1, 2012    June 30, 2015

Invesco Pennsylvania Tax Free Income Fund
   Class A Shares                          Contractual     1.50%      July 1, 2012    June 30, 2015
   Class B Shares                          Contractual     2.25%      July 1, 2012    June 30, 2015
   Class C Shares                          Contractual     2.25%      July 1, 2012    June 30, 2015
   Class Y Shares                          Contractual     1.25%      July 1, 2012    June 30, 2015

Invesco S&P 500 Index Fund
   Class A Shares                          Contractual     2.00%      July 1, 2012    June 30, 2015
   Class B Shares                          Contractual     2.75%      July 1, 2012    June 30, 2015
   Class C Shares                          Contractual     2.75%      July 1, 2012    June 30, 2015
   Class Y Shares                          Contractual     1.75%      July 1, 2012    June 30, 2015

Invesco Small Cap Discovery Fund
   Class A Shares                          Contractual     2.00%      July 1, 2012    June 30, 2015
   Class B Shares                          Contractual     2.75%      July 1, 2012    June 30, 2015
   Class C Shares                          Contractual     2.75%      July 1, 2012    June 30, 2015
   Class R5 Shares                         Contractual     1.75%   September 24, 2012 June 30, 2015
   Class R6 Shares                         Contractual     1.75%   September 24, 2012 June 30, 2015
   Class Y Shares                          Contractual     1.75%      July 1, 2012    June 30, 2015

Invesco Strategic Real Return Fund
   Class A Shares                          Contractual     0.78%     April 30, 2014   April 30, 2015
   Class C Shares                          Contractual     1.53%     April 30, 2014   April 30, 2015
   Class R Shares                          Contractual     1.03%     April 30, 2014   April 30, 2015
   Class R5 Shares                         Contractual     0.53%     April 30, 2014   April 30, 2015
   Class R6 Shares                         Contractual     0.53%     April 30, 2014   April 30, 2015
   Class Y Shares                          Contractual     0.53%     April 30, 2014   April 30, 2015

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

                                            CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                         VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                        ------------ ---------- ------------------ -------------
Invesco Charter Fund
   Class A Shares                           Contractual     2.00%      July 1, 2009    June 30, 2015
   Class B Shares                           Contractual     2.75%      July 1, 2009    June 30, 2015
   Class C Shares                           Contractual     2.75%      July 1, 2009    June 30, 2015
   Class R Shares                           Contractual     2.25%      July 1, 2009    June 30, 2015
   Class R5 Shares                          Contractual     1.75%      July 1, 2009    June 30, 2015
   Class R6 Shares                          Contractual     1.75%   September 24, 2012 June 30, 2015
   Class S Shares                           Contractual     1.90%   September 25, 2009 June 30, 2015
   Class Y Shares                           Contractual     1.75%      July 1, 2009    June 30, 2015

See page 15 for footnotes to Exhibit A.

                                                             as of July 1, 2014

                                            CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                         VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                        ------------ ---------- ------------------ -------------
Invesco Diversified Dividend Fund
   Class A Shares                           Contractual     2.00%      July 1, 2013    June 30, 2015
   Class B Shares                           Contractual     2.75%      July 1, 2013    June 30, 2015
   Class C Shares                           Contractual     2.75%      July 1, 2013    June 30, 2015
   Class R Shares                           Contractual     2.25%      July 1, 2013    June 30, 2015
   Class R5 Shares                          Contractual     1.75%      July 1, 2013    June 30, 2015
   Class R6 Shares                          Contractual     1.75%      July 1, 2013    June 30, 2015
   Class Y Shares                           Contractual     1.75%      July 1, 2013    June 30, 2015
   Investor Class Shares                    Contractual     2.00%      July 1, 2013    June 30, 2015

Invesco Summit Fund
   Class A Shares                           Contractual     2.00%      July 1, 2009    June 30, 2015
   Class B Shares                           Contractual     2.75%      July 1, 2009    June 30, 2015
   Class C Shares                           Contractual     2.75%      July 1, 2009    June 30, 2015
   Class P Shares                           Contractual     1.85%      July 1, 2009    June 30, 2015
   Class R5 Shares                          Contractual     1.75%      July 1, 2009    June 30, 2015
   Class S Shares                           Contractual     1.90%   September 25, 2009 June 30, 2015
   Class Y Shares                           Contractual     1.75%      July 1, 2009    June 30, 2015

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

                                          CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                       VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                      ------------ ---------- ------------------ -------------
Invesco European Small Company Fund
   Class A Shares                         Contractual     2.25%      July 1, 2009    June 30, 2015
   Class B Shares                         Contractual     3.00%      July 1, 2009    June 30, 2015
   Class C Shares                         Contractual     3.00%      July 1, 2009    June 30, 2015
   Class Y Shares                         Contractual     2.00%      July 1, 2009    June 30, 2015

Invesco Global Core Equity Fund
   Class A Shares                         Contractual     2.25%      July 1, 2013    June 30, 2015
   Class B Shares                         Contractual     3.00%      July 1, 2013    June 30, 2015
   Class C Shares                         Contractual     3.00%      July 1, 2013    June 30, 2015
   Class R Shares                         Contractual     2.50%      July 1, 2013    June 30, 2015
   Class R5 Shares                        Contractual     2.00%      July 1, 2013    June 30, 2015
   Class Y Shares                         Contractual     2.00%      July 1, 2013    June 30, 2015

Invesco International Small Company Fund
   Class A Shares                         Contractual     2.25%      July 1, 2009    June 30, 2015
   Class B Shares                         Contractual     3.00%      July 1, 2009    June 30, 2015
   Class C Shares                         Contractual     3.00%      July 1, 2009    June 30, 2015
   Class R5 Shares                        Contractual     2.00%      July 1, 2009    June 30, 2015
   Class R6 Shares                        Contractual     2.00%   September 24, 2012 June 30, 2015
   Class Y Shares                         Contractual     2.00%      July 1, 2009    June 30, 2015

Invesco Small Cap Equity Fund
   Class A Shares                         Contractual     2.00%      July 1, 2009    June 30, 2015
   Class B Shares                         Contractual     2.75%      July 1, 2009    June 30, 2015
   Class C Shares                         Contractual     2.75%      July 1, 2009    June 30, 2015
   Class R Shares                         Contractual     2.25%      July 1, 2009    June 30, 2015
   Class R5 Shares                        Contractual     1.75%      July 1, 2009    June 30, 2015
   Class R6 Shares                        Contractual     1.75%   September 24, 2012 June 30, 2015
   Class Y Shares                         Contractual     1.75%      July 1, 2009    June 30, 2015

See page 15 for footnotes to Exhibit A.

                                                             as of July 1, 2014

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

                                            CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                         VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                        ------------ ---------- ------------------ --------------
Invesco Balanced-Risk Retirement 2020 Fund
   Class A Shares                           Contractual     0.25%    November 4, 2009  April 30, 2015
   Class AX Shares                          Contractual     0.25%   February 12, 2010  April 30, 2015
   Class B Shares                           Contractual     1.00%    November 4, 2009  April 30, 2015
   Class C Shares                           Contractual     1.00%    November 4, 2009  April 30, 2015
   Class CX Shares                          Contractual     1.00%   February 12, 2010  April 30, 2015
   Class R Shares                           Contractual     0.50%    November 4, 2009  April 30, 2015
   Class R5 Shares                          Contractual     0.00%    November 4, 2009  April 30, 2015
   Class R6 Shares                          Contractual     0.00%   September 24, 2012 April 30, 2015
   Class RX Shares                          Contractual     0.50%   February 12, 2010  April 30, 2015
   Class Y Shares                           Contractual     0.00%    November 4, 2009  April 30, 2015

Invesco Balanced-Risk Retirement 2030 Fund
   Class A Shares                           Contractual     0.25%    November 4, 2009  April 30, 2015
   Class AX Shares                          Contractual     0.25%   February 12, 2010  April 30, 2015
   Class B Shares                           Contractual     1.00%    November 4, 2009  April 30, 2015
   Class C Shares                           Contractual     1.00%    November 4, 2009  April 30, 2015
   Class CX Shares                          Contractual     1.00%   February 12, 2010  April 30, 2015
   Class R Shares                           Contractual     0.50%    November 4, 2009  April 30, 2015
   Class R5 Shares                          Contractual     0.00%    November 4, 2009  April 30, 2015
   Class R6 Shares                          Contractual     0.00%   September 24, 2012 April 30, 2015
   Class RX Shares                          Contractual     0.50%   February 12, 2010  April 30, 2015
   Class Y Shares                           Contractual     0.00%    November 4, 2009  April 30, 2015

Invesco Balanced-Risk Retirement 2040 Fund
   Class A Shares                           Contractual     0.25%    November 4, 2009  April 30, 2015
   Class AX Shares                          Contractual     0.25%   February 12, 2010  April 30, 2015
   Class B Shares                           Contractual     1.00%    November 4, 2009  April 30, 2015
   Class C Shares                           Contractual     1.00%    November 4, 2009  April 30, 2015
   Class CX Shares                          Contractual     1.00%   February 12, 2010  April 30, 2015
   Class R Shares                           Contractual     0.50%    November 4, 2009  April 30, 2015
   Class R5 Shares                          Contractual     0.00%    November 4, 2009  April 30, 2015
   Class R6 Shares                          Contractual     0.00%   September 24, 2012 April 30, 2015
   Class RX Shares                          Contractual     0.50%   February 12, 2010  April 30, 2015
   Class Y Shares                           Contractual     0.00%    November 4, 2009  April 30, 2015

Invesco Balanced-Risk Retirement 2050 Fund
   Class A Shares                           Contractual     0.25%    November 4, 2009  April 30, 2015
   Class AX Shares                          Contractual     0.25%   February 12, 2010  April 30, 2015
   Class B Shares                           Contractual     1.00%    November 4, 2009  April 30, 2015
   Class C Shares                           Contractual     1.00%    November 4, 2009  April 30, 2015
   Class CX Shares                          Contractual     1.00%   February 12, 2010  April 30, 2015
   Class R Shares                           Contractual     0.50%    November 4, 2009  April 30, 2015
   Class R5 Shares                          Contractual     0.00%    November 4, 2009  April 30, 2015
   Class R6 Shares                          Contractual     0.00%   September 24, 2012 April 30, 2015
   Class RX Shares                          Contractual     0.50%   February 12, 2010  April 30, 2015
   Class Y Shares                           Contractual     0.00%    November 4, 2009  April 30, 2015

Invesco Balanced-Risk Retirement Now Fund
   Class A Shares                           Contractual     0.25%    November 4, 2009  April 30, 2015
   Class AX Shares                          Contractual     0.25%   February 12, 2010  April 30, 2015
   Class B Shares                           Contractual     1.00%    November 4, 2009  April 30, 2015
   Class C Shares                           Contractual     1.00%    November 4, 2009  April 30, 2015
   Class CX Shares                          Contractual     1.00%   February 12, 2010  April 30, 2015
   Class R Shares                           Contractual     0.50%    November 4, 2009  April 30, 2015
   Class R5 Shares                          Contractual     0.00%    November 4, 2009  April 30, 2015
   Class R6 Shares                          Contractual     0.00%   September 24, 2012 April 30, 2015
   Class RX Shares                          Contractual     0.50%   February 12, 2010  April 30, 2015
   Class Y Shares                           Contractual     0.00%    November 4, 2009  April 30, 2015

See page 15 for footnotes to Exhibit A.

                                                             as of July 1, 2014

                                                 CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                              VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                             ------------ ---------- ------------------ --------------
Invesco Conservative Allocation Fund
   Class A Shares                                Contractual     1.50%      July 1, 2012    June 30, 2015
   Class B Shares                                Contractual     2.25%      July 1, 2012    June 30, 2015
   Class C Shares                                Contractual     2.25%      July 1, 2012    June 30, 2015
   Class R Shares                                Contractual     1.75%      July 1, 2012    June 30, 2015
   Class R5 Shares                               Contractual     1.25%      July 1, 2012    June 30, 2015
   Class S Shares                                Contractual     1.40%      July 1, 2012    June 30, 2015
   Class Y Shares                                Contractual     1.25%      July 1, 2012    June 30, 2015

Invesco Convertible Securities Fund
   Class A Shares                                Contractual     1.50%      July 1, 2012    June 30, 2015
   Class B Shares                                Contractual     2.25%      July 1, 2012    June 30, 2015
   Class C Shares                                Contractual     2.25%      July 1, 2012    June 30, 2015
   Class R5 Shares                               Contractual     1.25%      July 1, 2012    June 30, 2015
   Class R6 Shares                               Contractual     1.25%   September 24, 2012 June 30, 2015
   Class Y Shares                                Contractual     1.25%      July 1, 2012    June 30, 2015

Invesco Global Low Volatility Equity Yield Fund
   Class A Shares                                Contractual     2.25%      July 1, 2009    June 30, 2015
   Class B Shares                                Contractual     3.00%      July 1, 2009    June 30, 2015
   Class C Shares                                Contractual     3.00%      July 1, 2009    June 30, 2015
   Class R Shares                                Contractual     2.50%      July 1, 2009    June 30, 2015
   Class R5 Shares                               Contractual     2.00%      July 1, 2009    June 30, 2015
   Class Y Shares                                Contractual     2.00%      July 1, 2009    June 30, 2015

Invesco Growth Allocation Fund
   Class A Shares                                Contractual     2.00%      July 1, 2012    June 30, 2015
   Class B Shares                                Contractual     2.75%      July 1, 2012    June 30, 2015
   Class C Shares                                Contractual     2.75%      July 1, 2012    June 30, 2015
   Class R Shares                                Contractual     2.25%      July 1, 2012    June 30, 2015
   Class R5 Shares                               Contractual     1.75%      July 1, 2012    June 30, 2015
   Class S Shares                                Contractual     1.90%      July 1, 2012    June 30, 2015
   Class Y Shares                                Contractual     1.75%      July 1, 2012    June 30, 2015

Invesco Income Allocation Fund
   Class A Shares                                Contractual     0.25%      May 1, 2012     April 30, 2015
   Class B Shares                                Contractual     1.00%      May 1, 2012     April 30, 2015
   Class C Shares                                Contractual     1.00%      May 1, 2012     April 30, 2015
   Class R Shares                                Contractual     0.50%      May 1, 2012     April 30, 2015
   Class R5 Shares                               Contractual     0.00%      May 1, 2012     April 30, 2015
   Class Y Shares                                Contractual     0.00%      May 1, 2012     April 30, 2015

Invesco International Allocation Fund
   Class A Shares                                Contractual     2.25%      May 1, 2012     June 30, 2015
   Class B Shares                                Contractual     3.00%      May 1, 2012     June 30, 2015
   Class C Shares                                Contractual     3.00%      May 1, 2012     June 30, 2015
   Class R Shares                                Contractual     2.50%      May 1, 2012     June 30, 2015
   Class R5 Shares                               Contractual     2.00%      May 1, 2012     June 30, 2015
   Class Y Shares                                Contractual     2.00%      May 1, 2012     June 30, 2015

Invesco Mid Cap Core Equity Fund
   Class A Shares                                Contractual     2.00%      July 1, 2009    June 30, 2015
   Class B Shares                                Contractual     2.75%      July 1, 2009    June 30, 2015
   Class C Shares                                Contractual     2.75%      July 1, 2009    June 30, 2015
   Class R Shares                                Contractual     2.25%      July 1, 2009    June 30, 2015
   Class R5 Shares                               Contractual     1.75%      July 1, 2009    June 30, 2015
   Class R6 Shares                               Contractual     1.75%   September 24, 2012 June 30, 2015
   Class Y Shares                                Contractual     1.75%      July 1, 2009    June 30, 2015

See page 15 for footnotes to Exhibit A.

                                                             as of July 1, 2014

                                       CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                    VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                   ------------ ---------- ------------------ -------------
Invesco Moderate Allocation Fund
   Class A Shares                      Contractual     1.50%      July 1, 2012    June 30, 2015
   Class B Shares                      Contractual     2.25%      July 1, 2012    June 30, 2015
   Class C Shares                      Contractual     2.25%      July 1, 2012    June 30, 2015
   Class R Shares                      Contractual     1.75%      July 1, 2012    June 30, 2015
   Class R5 Shares                     Contractual     1.25%      July 1, 2012    June 30, 2015
   Class S Shares                      Contractual     1.40%      July 1, 2012    June 30, 2015
   Class Y Shares                      Contractual     1.25%      July 1, 2012    June 30, 2015

Invesco Small Cap Growth Fund
   Class A Shares                      Contractual     2.00%      July 1, 2009    June 30, 2015
   Class B Shares                      Contractual     2.75%      July 1, 2009    June 30, 2015
   Class C Shares                      Contractual     2.75%      July 1, 2009    June 30, 2015
   Class R Shares                      Contractual     2.25%      July 1, 2009    June 30, 2015
   Class R5 Shares                     Contractual     1.75%      July 1, 2009    June 30, 2015
   Class R6 Shares                     Contractual     1.75%   September 24, 2012 June 30, 2015
   Class Y Shares                      Contractual     1.75%      July 1, 2009    June 30, 2015
   Investor Class Shares               Contractual     2.00%      July 1, 2009    June 30, 2015

Invesco U.S. Mortgage Fund
   Class A Shares                      Contractual     1.50%      July 1, 2012    June 30, 2015
   Class B Shares                      Contractual     2.25%      July 1, 2012    June 30, 2015
   Class C Shares                      Contractual     2.25%      July 1, 2012    June 30, 2015
   Class R5 Shares                     Contractual     1.25%      July 1, 2012    June 30, 2015
   Class Y Shares                      Contractual     1.25%      July 1, 2012    June 30, 2015

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

                                   CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                               ------------ ---------- ------------------ -----------------
Invesco Asia Pacific Growth Fund
   Class A Shares                  Contractual     2.25%      July 1, 2009      June 30, 2015
   Class B Shares                  Contractual     3.00%      July 1, 2009      June 30, 2015
   Class C Shares                  Contractual     3.00%      July 1, 2009      June 30, 2015
   Class Y Shares                  Contractual     2.00%      July 1, 2009      June 30, 2015

Invesco European Growth Fund
   Class A Shares                  Contractual     2.25%      July 1, 2009      June 30, 2015
   Class B Shares                  Contractual     3.00%      July 1, 2009      June 30. 2015
   Class C Shares                  Contractual     3.00%      July 1, 2009      June 30, 2015
   Class R Shares                  Contractual     2.50%      July 1, 2009      June 30, 2015
   Class Y Shares                  Contractual     2.00%      July 1, 2009      June 30, 2015
   Investor Class Shares           Contractual     2.25%      July 1, 2009      June 30, 2015

Invesco Global Growth Fund
   Class A Shares                  Contractual     2.25%    January 1, 2013     June 30, 2015
   Class B Shares                  Contractual     3.00%    January 1, 2013     June 30. 2015
   Class C Shares                  Contractual     3.00%    January 1, 2013     June 30, 2015
   Class R5 Shares                 Contractual     2.00%    January 1, 2013     June 30, 2015
   Class R6 Shares                 Contractual     2.00%    January 1, 2013     June 30, 2015
   Class Y Shares                  Contractual     2.00%    January 1, 2013     June 30, 2015

Invesco Global Opportunities Fund
   Class A Shares                  Contractual     1.36%     August 1, 2012   February 28, 2015
   Class C Shares                  Contractual     2.11%     August 1, 2012   February 28, 2015
   Class R Shares                  Contractual     1.61%     August 1, 2012   February 28, 2015
   Class R5 Shares                 Contractual     1.11%     August 1, 2012   February 28, 2015
   Class R6 Shares                 Contractual     1.11%   September 24, 2012 February 28, 2015
   Class Y Shares                  Contractual     1.11%     August 1, 2012   February 28, 2015

See page 15 for footnotes to Exhibit A.

                                                             as of July 1, 2014

                                                  CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                               VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                              ------------ ---------- ------------------ -----------------
Invesco Global Small & Mid Cap Growth Fund
   Class A Shares                                 Contractual     2.25%      July 1, 2009      June 30. 2015
   Class B Shares                                 Contractual     3.00%      July 1, 2009      June 30, 2015
   Class C Shares                                 Contractual     3.00%      July 1, 2009      June 30, 2015
   Class R5 Shares                                Contractual     2.00%      July 1, 2009      June 30, 2015
   Class Y Shares                                 Contractual     2.00%      July 1, 2009      June 30, 2015

Invesco International Core Equity Fund
   Class A Shares                                 Contractual     2.25%      July 1, 2009      June 30. 2015
   Class B Shares                                 Contractual     3.00%      July 1, 2009      June 30, 2015
   Class C Shares                                 Contractual     3.00%      July 1, 2009      June 30, 2015
   Class R Shares                                 Contractual     2.50%      July 1, 2009      June 30, 2015
   Class R5 Shares                                Contractual     2.00%      July 1, 2009      June 30, 2015
   Class R6 Shares                                Contractual     2.00%   September 24, 2012   June 30, 2015
   Class Y Shares                                 Contractual     2.00%      July 1, 2009      June 30, 2015
   Investor Class Shares                          Contractual     2.25%      July 1, 2009      June 30, 2015

Invesco International Growth Fund
   Class A Shares                                 Contractual     2.25%      July 1, 2013      June 30, 2015
   Class B Shares                                 Contractual     3.00%      July 1, 2013      June 30, 2015
   Class C Shares                                 Contractual     3.00%      July 1, 2013      June 30, 2015
   Class R Shares                                 Contractual     2.50%      July 1, 2013      June 30, 2015
   Class R5 Shares                                Contractual     2.00%      July 1, 2013      June 30, 2015
   Class R6 Shares                                Contractual     2.00%      July 1, 2013      June 30, 2015
   Class Y Shares                                 Contractual     2.00%      July 1, 2013      June 30, 2015

Invesco Select Opportunities Fund
   Class A Shares                                 Contractual     1.51%     August 1, 2012   February 28, 2015
   Class C Shares                                 Contractual     2.26%     August 1, 2012   February 28, 2015
   Class R Shares                                 Contractual     1.76%     August 1, 2012   February 28, 2015
   Class R5 Shares                                Contractual     1.26%     August 1, 2012   February 28, 2015
   Class R6 Shares                                Contractual     1.26%   September 24, 2012 February 28, 2015
   Class Y Shares                                 Contractual     1.26%     August 1, 2012   February 28, 2015

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

                                                  CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                               VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                              ------------ ---------- ------------------ -----------------
Invesco All Cap Market Neutral Fund
   Class A Shares                                 Contractual     1.62%   December 17, 2013  December 31, 2015
   Class C Shares                                 Contractual     2.37%   December 17, 2013  December 31, 2015
   Class R Shares                                 Contractual     1.87%   December 17, 2013  December 31, 2015
   Class R5 Shares                                Contractual     1.37%   December 17, 2013  December 31, 2015
   Class R6 Shares                                Contractual     1.37%   December 17, 2013  December 31, 2015
   Class Y Shares                                 Contractual     1.37%   December 17, 2013  December 31, 2015

Invesco Balanced-Risk Allocation Fund/3/
   Class A Shares                                 Contractual     2.00%      July 1, 2012      June 30. 2015
   Class B Shares                                 Contractual     2.75%      July 1, 2012      June 30, 2015
   Class C Shares                                 Contractual     2.75%      July 1, 2012      June 30, 2015
   Class R Shares                                 Contractual     2.25%      July 1, 2012      June 30, 2015
   Class R5 Shares                                Contractual     1.75%      July 1, 2012      June 30, 2015
   Class R6 Shares                                Contractual     1.75%   September 24, 2012   June 30, 2015
   Class Y Shares                                 Contractual     1.75%      July 1, 2012      June 30, 2015

Invesco Balanced-Risk Commodity Strategy Fund/4/
   Class A Shares                                 Contractual     2.00%      July 1, 2014      June 30. 2015
   Class B Shares                                 Contractual     2.75%      July 1, 2014      June 30, 2015
   Class C Shares                                 Contractual     2.75%      July 1, 2014      June 30, 2015
   Class R Shares                                 Contractual     2.25%      July 1, 2014      June 30, 2015
   Class R5 Shares                                Contractual     1.75%      July 1, 2014      June 30, 2015
   Class R6 Shares                                Contractual     1.75%      July 1, 2014      June 30, 2015
   Class Y Shares                                 Contractual     1.75%      July 1, 2014      June 30, 2015

See page 15 for footnotes to Exhibit A.

                                                             as of July 1, 2014

                                                  CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                               VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                              ------------ ---------- ------------------ -----------------
Invesco China Fund
   Class A Shares                                 Contractual     2.25%      July 1, 2009      June 30, 2015
   Class B Shares                                 Contractual     3.00%      July 1, 2009      June 30, 2015
   Class C Shares                                 Contractual     3.00%      July 1, 2009      June 30, 2015
   Class R5 Shares                                Contractual     2.00%      July 1, 2009      June 30, 2015
   Class Y Shares                                 Contractual     2.00%      July 1, 2009      June 30, 2015

Invesco Developing Markets Fund
   Class A Shares                                 Contractual     2.25%      July 1, 2012      June 30. 2015
   Class B Shares                                 Contractual     3.00%      July 1, 2012      June 30, 2015
   Class C Shares                                 Contractual     3.00%      July 1, 2012      June 30, 2015
   Class R5 Shares                                Contractual     2.00%      July 1, 2012      June 30, 2015
   Class R6 Shares                                Contractual     2.00%   September 24, 2012   June 30, 2015
   Class Y Shares                                 Contractual     2.00%      July 1, 2012      June 30, 2015

Invesco Emerging Markets Equity Fund
   Class A Shares                                 Contractual     1.85%      May 11, 2011    February 28, 2015
   Class C Shares                                 Contractual     2.60%      May 11, 2011    February 28, 2015
   Class R Shares                                 Contractual     2.10%      May 11, 2011    February 28, 2015
   Class R5 Shares                                Contractual     1.60%      May 11, 2011    February 28, 2015
   Class R6 Shares                                Contractual     1.60%   September 24, 2012 February 28, 2015
   Class Y Shares                                 Contractual     1.60%      May 11, 2011    February 28, 2015

Invesco Emerging Market Local Currency Debt Fund
   Class A Shares                                 Contractual     1.24%     June 14, 2010    February 28, 2015
   Class B Shares                                 Contractual     1.99%     June 14, 2010    February 28, 2015
   Class C Shares                                 Contractual     1.99%     June 14, 2010    February 28, 2015
   Class R Shares                                 Contractual     1.49%     June 14, 2010    February 28, 2015
   Class Y Shares                                 Contractual     0.99%     June 14, 2010    February 28, 2015
   Class R5 Shares                                Contractual     0.99%     June 14, 2010    February 28, 2015
   Class R6 Shares                                Contractual     0.99%   September 24, 2012 February 28, 2015

Invesco Endeavor Fund
   Class A Shares                                 Contractual     2.00%      July 1, 2009      June 30. 2015
   Class B Shares                                 Contractual     2.75%      July 1, 2009      June 30, 2015
   Class C Shares                                 Contractual     2.75%      July 1, 2009      June 30, 2015
   Class R Shares                                 Contractual     2.25%      July 1, 2009      June 30, 2015
   Class R5 Shares                                Contractual     1.75%      July 1, 2009      June 30, 2015
   Class R6 Shares                                Contractual     1.75%   September 24, 2012   June 30, 2015
   Class Y Shares                                 Contractual     1.75%      July 1, 2009      June 30, 2015

Invesco Global Health Care Fund
   Class A Shares                                 Contractual     2.00%      July 1, 2012      June 30. 2015
   Class B Shares                                 Contractual     2.75%      July 1, 2012      June 30, 2015
   Class C Shares                                 Contractual     2.75%      July 1, 2012      June 30, 2015
   Class Y Shares                                 Contractual     1.75%      July 1, 2012      June 30, 2015
   Investor Class Shares                          Contractual     2.00%      July 1, 2012      June 30, 2015

Invesco Global Infrastructure Fund
   Class A Shares                                 Contractual     1.40%      May 2, 2014       May 31, 2015
   Class C Shares                                 Contractual     2.15%      May 2, 2014       May 31, 2015
   Class R Shares                                 Contractual     1.65%      May 2, 2014       May 31, 2015
   Class Y Shares                                 Contractual     1.15%      May 2, 2014       May 31, 2015
   Class R5 Shares                                Contractual     1.15%      May 2, 2014       May 31, 2015
   Class R6 Shares                                Contractual     1.15%      May 2, 2014       May 31, 2015

Invesco Global Markets Strategy Fund/5/
   Class A Shares                                 Contractual     1.80%   December 17, 2013  February 28, 2015
   Class C Shares                                 Contractual     2.55%   December 17, 2013  February 28, 2015
   Class R Shares                                 Contractual     2.05%   December 17, 2013  February 28, 2015
   Class R5 Shares                                Contractual     1.55%   December 17, 2013  February 28, 2015
   Class R6 Shares                                Contractual     1.55%   December 17, 2013  February 28, 2015
   Class Y Shares                                 Contractual     1.55%   December 17, 2013  February 28, 2015

See page 15 for footnotes to Exhibit A.

                                                             as of July 1, 2014

                                              CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                          ------------ ---------- ------------------ -----------------
Invesco Global Market Neutral Fund
   Class A Shares                             Contractual     1.62%   December 17, 2013  December 31, 2015
   Class C Shares                             Contractual     2.37%   December 17, 2013  December 31, 2015
   Class R Shares                             Contractual     1.87%   December 17, 2013  December 31, 2015
   Class R5 Shares                            Contractual     1.37%   December 17, 2013  December 31, 2015
   Class R6 Shares                            Contractual     1.37%   December 17, 2013  December 31, 2015
   Class Y Shares                             Contractual     1.37%   December 17, 2013  December 31, 2015

Invesco Global Targeted Returns Fund/6/
   Class A Shares                             Contractual     1.71%   December 17, 2013  December 31, 2015
   Class C Shares                             Contractual     2.46%   December 17, 2013  December 31, 2015
   Class R Shares                             Contractual     1.96%   December 17, 2013  December 31, 2015
   Class R5 Shares                            Contractual     1.46%   December 17, 2013  December 31, 2015
   Class R6 Shares                            Contractual     1.46%   December 17, 2013  December 31, 2015
   Class Y Shares                             Contractual     1.46%   December 17, 2013  December 31, 2015

Invesco International Total Return Fund
   Class A Shares                             Contractual     1.10%     March 31, 2006   February 28, 2015
   Class B Shares                             Contractual     1.85%     March 31, 2006   February 28, 2015
   Class C Shares                             Contractual     1.85%     March 31, 2006   February 28, 2015
   Class R5 Shares                            Contractual     0.85%    October 3, 2008   February 28, 2015
   Class R6 Shares                            Contractual     0.85%   September 24, 2012 February 28, 2015
   Class Y Shares                             Contractual     0.85%     March 31, 2006   February 28, 2015

Invesco Long/Short Equity Fund
   Class A Shares                             Contractual     1.87%   December 17, 2013  December 31, 2015
   Class C Shares                             Contractual     2.62%   December 17, 2013  December 31, 2015
   Class R Shares                             Contractual     2.12%   December 17, 2013  December 31, 2015
   Class R5 Shares                            Contractual     1.62%   December 17, 2013  December 31, 2015
   Class R6 Shares                            Contractual     1.62%   December 17, 2013  December 31, 2015
   Class Y Shares                             Contractual     1.62%   December 17, 2013  December 31, 2015

Invesco Low Volatility Emerging Markets Fund
   Class A Shares                             Contractual     1.72%   December 17, 2013  December 31, 2015
   Class C Shares                             Contractual     2.47%   December 17, 2013  December 31, 2015
   Class R Shares                             Contractual     1.97%   December 17, 2013  December 31, 2015
   Class R5 Shares                            Contractual     1.47%   December 17, 2013  December 31, 2015
   Class R6 Shares                            Contractual     1.47%   December 17, 2013  December 31, 2015
   Class Y Shares                             Contractual     1.47%   December 17, 2013  December 31, 2015

Invesco Macro International Equity Fund
   Class A Shares                             Contractual     1.43%   December 17, 2013  December 31, 2015
   Class C Shares                             Contractual     2.18%   December 17, 2013  December 31, 2015
   Class R Shares                             Contractual     1.68%   December 17, 2013  December 31, 2015
   Class R5 Shares                            Contractual     1.18%   December 17, 2013  December 31, 2015
   Class R6 Shares                            Contractual     1.18%   December 17, 2013  December 31, 2015
   Class Y Shares                             Contractual     1.18%   December 17, 2013  December 31, 2015

Invesco Macro Long/Short Fund
   Class A Shares                             Contractual     1.87%   December 17, 2013  December 31, 2015
   Class C Shares                             Contractual     2.62%   December 17, 2013  December 31, 2015
   Class R Shares                             Contractual     2.12%   December 17, 2013  December 31, 2015
   Class R5 Shares                            Contractual     1.62%   December 17, 2013  December 31, 2015
   Class R6 Shares                            Contractual     1.62%   December 17, 2013  December 31, 2015
   Class Y Shares                             Contractual     1.62%   December 17, 2013  December 31, 2015

See page 15 for footnotes to Exhibit A.

                                                             as of July 1, 2014

                               CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                            VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                           ------------ ---------- ------------------ -----------------
Invesco Pacific Growth Fund
   Class A Shares              Contractual     2.25%      July 1, 2012      June 30. 2015
   Class B Shares              Contractual     3.00%      July 1, 2012      June 30, 2015
   Class C Shares              Contractual     3.00%      July 1, 2012      June 30, 2015
   Class R Shares              Contractual     2.50%      July 1, 2012      June 30, 2015
   Class R5 Shares             Contractual     2.00%      July 1, 2012      June 30, 2015
   Class Y Shares              Contractual     2.00%      July 1, 2012      June 30, 2015

Invesco Premium Income Fund
   Class A Shares              Contractual     0.89%   December 13, 2011  February 28, 2015
   Class C Shares              Contractual     1.64%   December 13, 2011  February 28, 2015
   Class R Shares              Contractual     1.14%   December 13, 2011  February 28, 2015
   Class R5 Shares             Contractual     0.64%   December 13, 2011  February 28, 2015
   Class R6 Shares             Contractual     0.64%   September 24, 2012 February 28, 2015
   Class Y Shares              Contractual     0.64%   December 13, 2011  February 28, 2015

Invesco Select Companies Fund
   Class A Shares              Contractual     2.00%      July 1, 2009      June 30. 2015
   Class B Shares              Contractual     2.75%      July 1, 2009      June 30, 2015
   Class C Shares              Contractual     2.75%      July 1, 2009      June 30, 2015
   Class R Shares              Contractual     2.25%      July 1, 2009      June 30, 2015
   Class R5 Shares             Contractual     1.75%      July 1, 2009      June 30, 2015
   Class Y Shares              Contractual     1.75%      July 1, 2009      June 30, 2015

Invesco Strategic Income Fund
   Class A Shares              Contractual     0.82%      May 2, 2014       May 31, 2015
   Class C Shares              Contractual     1.57%      May 2, 2014       May 31, 2015
   Class R Shares              Contractual     1.07%      May 2, 2014       May 31, 2015
   Class Y Shares              Contractual     0.57%      May 2, 2014       May 31, 2015
   Class R5 Shares             Contractual     0.57%      May 2, 2014       May 31, 2015
   Class R6 Shares             Contractual     0.57%      May 2, 2014       May 31, 2015

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

                                 CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                              VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                             ------------ ---------- ------------------ -------------
Invesco Corporate Bond Fund
   Class A Shares                Contractual     1.50%      July 1, 2012    June 30, 2015
   Class B Shares                Contractual     2.25%      July 1, 2012    June 30, 2015
   Class C Shares                Contractual     2.25%      July 1, 2012    June 30, 2015
   Class R Shares                Contractual     1.75%      July 1, 2012    June 30, 2015
   Class R5 Shares               Contractual     1.25%      July 1, 2012    June 30, 2015
   Class R6 Shares               Contractual     1.25%   September 24, 2012 June 30, 2015
   Class Y Shares                Contractual     1.25%      July 1, 2012    June 30, 2015

Invesco Global Real Estate Fund
   Class A Shares                Contractual     2.00%      July 1, 2009    June 30, 2015
   Class B Shares                Contractual     2.75%      July 1, 2009    June 30, 2015
   Class C Shares                Contractual     2.75%      July 1, 2009    June 30, 2015
   Class R Shares                Contractual     2.25%      July 1, 2009    June 30, 2015
   Class R5 Shares               Contractual     1.75%      July 1, 2009    June 30, 2015
   Class R6 Shares               Contractual     1.75%   September 24, 2012 June 30, 2015
   Class Y Shares                Contractual     1.75%      July 1, 2009    June 30, 2015

Invesco High Yield Fund
   Class A Shares                Contractual     1.50%      July 1, 2013    June 30, 2015
   Class B Shares                Contractual     2.25%      July 1, 2013    June 30, 2015
   Class C Shares                Contractual     2.25%      July 1, 2013    June 30, 2015
   Class R5 Shares               Contractual     1.25%      July 1, 2013    June 30, 2015
   Class R6 Shares               Contractual     1.25%      July 1, 2013    June 30, 2015
   Class Y Shares                Contractual     1.25%      July 1, 2013    June 30, 2015
   Investor Class Shares         Contractual     1.50%      July 1, 2013    June 30, 2015

See page 15 for footnotes to Exhibit A.

                                                             as of July 1, 2014

                                        CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                                     VOLUNTARY   LIMITATION    CURRENT LIMIT        DATE
----                                    ------------ ----------  ------------------ -------------
Invesco Limited Maturity Treasury Fund
   Class A Shares                       Contractual     1.50%       July 1, 2012    June 30, 2015
   Class A2 Shares                      Contractual     1.40%       July 1, 2012    June 30, 2015
   Class R5 Shares                      Contractual     1.25%       July 1, 2012    June 30, 2015
   Class Y Shares                       Contractual     1.25%       July 1, 2012    June 30, 2015

Invesco Real Estate Fund
   Class A Shares                       Contractual     2.00%       July 1, 2012    June 30, 2015
   Class B Shares                       Contractual     2.75%       July 1, 2012    June 30, 2015
   Class C Shares                       Contractual     2.75%       July 1, 2012    June 30, 2015
   Class R Shares                       Contractual     2.25%       July 1, 2012    June 30, 2015
   Class R5 Shares                      Contractual     1.75%       July 1, 2012    June 30, 2015
   Class R6 Shares                      Contractual     1.75%    September 24, 2012 June 30, 2015
   Class Y Shares                       Contractual     1.75%       July 1, 2012    June 30, 2015
   Investor Class Shares                Contractual     2.00%       July 1, 2012    June 30, 2015

Invesco Short Term Bond Fund
   Class A Shares                       Contractual     1.40%       July 1, 2013    June 30, 2015
   Class C Shares                       Contractual     1.75%/2/    July 1, 2013    June 30, 2015
   Class R Shares                       Contractual     1.75%       July 1, 2013    June 30, 2015
   Class R5 Shares                      Contractual     1.25%       July 1, 2013    June 30, 2015
   Class R6 Shares                      Contractual     1.25%       July 1, 2013    June 30, 2015
   Class Y Shares                       Contractual     1.25%       July 1, 2013    June 30, 2015

Invesco U.S. Government Fund
   Class A Shares                       Contractual     1.50%       July 1, 2012    June 30, 2015
   Class B Shares                       Contractual     2.25%       July 1, 2012    June 30, 2015
   Class C Shares                       Contractual     2.25%       July 1, 2012    June 30, 2015
   Class R Shares                       Contractual     1.75%       July 1, 2012    June 30, 2015
   Class R5 Shares                      Contractual     1.25%       July 1, 2012    June 30, 2015
   Class Y Shares                       Contractual     1.25%       July 1, 2012    June 30, 2015
   Investor Class Shares                Contractual     1.50%       July 1, 2012    June 30, 2015

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

                                        CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                     VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                    ------------ ---------- ------------------ -------------
Invesco American Value Fund
   Class A Shares                       Contractual     2.00%      July 1, 2013    June 30, 2015
   Class B Shares                       Contractual     2.75%      July 1, 2013    June 30, 2015
   Class C Shares                       Contractual     2.75%      July 1, 2013    June 30, 2015
   Class R Shares                       Contractual     2.25%      July 1, 2013    June 30, 2015
   Class R5 Shares                      Contractual     1.75%      July 1, 2013    June 30, 2015
   Class R6 Shares                      Contractual     1.75%      July 1, 2013    June 30, 2015
   Class Y Shares                       Contractual     1.75%      July 1, 2013    June 30, 2015

Invesco Comstock Fund
   Class A Shares                       Contractual     2.00%      July 1, 2012    June 30, 2015
   Class B Shares                       Contractual     2.75%      July 1, 2012    June 30, 2015
   Class C Shares                       Contractual     2.75%      July 1, 2012    June 30, 2015
   Class R Shares                       Contractual     2.25%      July 1, 2012    June 30, 2015
   Class R5 Shares                      Contractual     1.75%      July 1, 2012    June 30, 2015
   Class R6 Shares                      Contractual     1.75%   September 24, 2012 June 30, 2015
   Class Y Shares                       Contractual     1.75%      July 1, 2012    June 30, 2015

Invesco Energy Fund
   Class A Shares                       Contractual     2.00%      July 1, 2009    June 30, 2015
   Class B Shares                       Contractual     2.75%      July 1, 2009    June 30, 2015
   Class C Shares                       Contractual     2.75%      July 1, 2009    June 30, 2015
   Class R5 Shares                      Contractual     1.75%      July 1, 2009    June 30, 2015
   Class Y Shares                       Contractual     1.75%      July 1, 2009    June 30, 2015
   Investor Class Shares                Contractual     2.00%      July 1, 2009    June 30, 2015

See page 15 for footnotes to Exhibit A.

                                                             as of July 1, 2014

                                     CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                  VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                 ------------ ---------- ----------------- ---------------
Invesco Dividend Income Fund
   Class A Shares                    Contractual     1.10%   February 6, 2013  August 31, 2014
   Class B Shares                    Contractual     1.85%   February 6, 2013  August 31, 2014
   Class C Shares                    Contractual     1.85%   February 6, 2013  August 31, 2014
   Class R5 Shares                   Contractual     0.85%   February 6, 2013  August 31, 2014
   Class R6 Shares                   Contractual     0.85%   February 6, 2013  August 31, 2014
   Class Y Shares                    Contractual     0.85%   February 6, 2013  August 31, 2014
   Investor Class Shares             Contractual     1.10%   February 6, 2013  August 31, 2014

Invesco Dividend Income Fund
   Class A Shares                    Contractual     1.14%   September 1, 2014 August 31, 2015
   Class B Shares                    Contractual     1.89%   September 1, 2014 August 31, 2015
   Class C Shares                    Contractual     1.89%   September 1, 2014 August 31, 2015
   Class R5 Shares                   Contractual     0.89%   September 1, 2014 August 31, 2015
   Class R6 Shares                   Contractual     0.89%   September 1, 2014 August 31, 2015
   Class Y Shares                    Contractual     0.89%   September 1, 2014 August 31, 2015
   Investor Class Shares             Contractual     1.14%   September 1, 2014 August 31, 2015

Invesco Gold & Precious Metals Fund
   Class A Shares                    Contractual     2.00%     July 1, 2009     June 30, 2015
   Class B Shares                    Contractual     2.75%     July 1, 2009     June 30, 2015
   Class C Shares                    Contractual     2.75%     July 1, 2009     June 30, 2015
   Class Y Shares                    Contractual     1.75%     July 1, 2009     June 30, 2015
   Investor Class Shares             Contractual     2.00%     July 1, 2009     June 30, 2015

Invesco Mid Cap Growth Fund
   Class A Shares                    Contractual     1.15%     July 15, 2013   August 31, 2015
   Class B Shares                    Contractual     1.90%     July 15, 2013   August 31, 2015
   Class C Shares                    Contractual     1.90%     July 15, 2013   August 31, 2015
   Class R Shares                    Contractual     1.40%     July 15, 2013   August 31, 2015
   Class R5 Shares                   Contractual     0.90%     July 15, 2013   August 31, 2015
   Class R6 Shares                   Contractual     0.90%     July 15, 2013   August 31, 2015
   Class Y Shares                    Contractual     0.90%     July 15, 2013   August 31, 2015

Invesco Small Cap Value Fund
   Class A Shares                    Contractual     2.00%     July 1, 2012     June 30, 2015
   Class B Shares                    Contractual     2.75%     July 1, 2012     June 30, 2015
   Class C Shares                    Contractual     2.75%     July 1, 2012     June 30, 2015
   Class Y Shares                    Contractual     1.75%     July 1, 2012     June 30, 2015

Invesco Technology Fund
   Class A Shares                    Contractual     2.00%     July 1, 2012     June 30, 2015
   Class B Shares                    Contractual     2.75%     July 1, 2012     June 30, 2015
   Class C Shares                    Contractual     2.75%     July 1, 2012     June 30, 2015
   Class R5 Shares                   Contractual     1.75%     July 1, 2012     June 30, 2015
   Class Y Shares                    Contractual     1.75%     July 1, 2012     June 30, 2015
   Investor Class Shares             Contractual     2.00%     July 1, 2012     June 30, 2015

Invesco Technology Sector Fund
   Class A Shares                    Contractual     2.00%   February 12, 2010  June 30, 2015
   Class B Shares                    Contractual     2.75%   February 12, 2010  June 30, 2015
   Class C Shares                    Contractual     2.75%   February 12, 2010  June 30, 2015
   Class Y Shares                    Contractual     1.75%   February 12, 2010  June 30, 2015

Invesco Value Opportunities Fund
   Class A Shares                    Contractual     2.00%     July 1, 2012     June 30, 2015
   Class B Shares                    Contractual     2.75%     July 1, 2012     June 30, 2015
   Class C Shares                    Contractual     2.75%     July 1, 2012     June 30, 2015
   Class R Shares                    Contractual     2.25%     July 1, 2012     June 30, 2015
   Class R5 Shares                   Contractual     1.75%     July 1, 2012     June 30, 2015
   Class Y Shares                    Contractual     1.75%     July 1, 2012     June 30, 2015

See page 15 for footnotes to Exhibit A.

                                                             as of July 1, 2014


                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

                                                 CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                                              VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                                             ------------ ---------- ----------------- -------------
Invesco High Yield Municipal Fund
   Class A Shares                                Contractual     1.50%     July 1, 2012    June 30, 2015
   Class B Shares                                Contractual     2.25%     July 1, 2012    June 30, 2015
   Class C Shares                                Contractual     2.25%     July 1, 2012    June 30, 2015
   Class R5 Shares                               Contractual     1.25%     July 1, 2012    June 30, 2015
   Class Y Shares                                Contractual     1.25%     July 1, 2012    June 30, 2015

Invesco Intermediate Term Municipal Income Fund
   Class A Shares                                Contractual     0.80%     July 1, 2013    June 30, 2015
   Class B Shares                                Contractual     1.55%     July 1, 2013    June 30, 2015
   Class C Shares                                Contractual     1.55%     July 1, 2013    June 30, 2015
   Class Y Shares                                Contractual     0.55%     July 1, 2013    June 30, 2015

Invesco Municipal Income Fund
   Class A Shares                                Contractual     1.50%     July 1, 2013    June 30, 2015
   Class B Shares                                Contractual     2.25%     July 1, 2013    June 30, 2015
   Class C Shares                                Contractual     2.25%     July 1, 2013    June 30, 2015
   Class Y Shares                                Contractual     1.25%     July 1, 2013    June 30, 2015
   Investor Class                                Contractual     1.50%     July 15, 2013   June 30, 2015

Invesco New York Tax Free Income Fund
   Class A Shares                                Contractual     1.50%     July 1, 2012    June 30, 2015
   Class B Shares                                Contractual     2.25%     July 1, 2012    June 30, 2015
   Class C Shares                                Contractual     2.25%     July 1, 2012    June 30, 2015
   Class Y Shares                                Contractual     1.25%     July 1, 2012    June 30, 2015

Invesco Tax-Free Intermediate Fund
   Class A Shares                                Contractual     1.50%     July 1, 2012    June 30, 2015
   Class A2 Shares                               Contractual     1.25%     July 1, 2012    June 30, 2015
   Class C Shares                                Contractual     2.25%     June 30, 2013   June 30, 2015
   Class R5 Shares                               Contractual     1.25%     July 1, 2012    June 30, 2015
   Class Y Shares                                Contractual     1.25%     July 1, 2012    June 30, 2015

                           INVESCO MANAGEMENT TRUST

                                  CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                               VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                              ------------ ---------- ----------------- -------------
Invesco Conservative Income Fund
   Institutional Class            Contractual     0.28%     June 26, 2014   June 30, 2015

                           INVESCO SECURITIES TRUST

                                                  CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                               VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                              ------------ ---------- ----------------- -----------------
Invesco Balanced-Risk Aggressive Allocation Fund  Contractual     1.15%   January 16, 2013  February 28, 2015

/1/ The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.
/2/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.
/3/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund I, Ltd.
/4/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund III, Ltd.
/5/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund V, Ltd.
/6/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund VII, Ltd.

                                                             as of July 1, 2014

              EXHIBIT "B" - INSTITUTIONAL MONEY MARKET FUNDS/1,2/

                         SHORT-TERM INVESTMENTS TRUST

                                    CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                                 VOLUNTARY   LIMITATION    CURRENT LIMIT         DATE
----                                ------------ ----------  ----------------- -----------------
Government & Agency Portfolio
   Cash Management Class            Contractual     0.22%/2/   July 1, 2009    December 31, 2014
   Corporate Class                  Contractual     0.17%      July 1, 2009    December 31, 2014
   Institutional Class              Contractual     0.14%      July 1, 2009    December 31, 2014
   Personal Investment Class        Contractual     0.69%/2/   July 1, 2009    December 31, 2014
   Private Investment Class         Contractual     0.44%/2/   July 1, 2009    December 31, 2014
   Reserve Class                    Contractual     1.01%/2/   July 1, 2009    December 31, 2014
   Resource Class                   Contractual     0.30%/2/   July 1, 2009    December 31, 2014

Government TaxAdvantage Portfolio
   Cash Management Class            Contractual     0.22%/2/   July 1, 2009    December 31, 2014
   Corporate Class                  Contractual     0.17%      July 1, 2009    December 31, 2014
   Institutional Class              Contractual     0.14%      July 1, 2009    December 31, 2014
   Personal Investment Class        Contractual     0.69%/2/   July 1, 2009    December 31, 2014
   Private Investment Class         Contractual     0.39%/2/   July 1, 2009    December 31, 2014
   Reserve Class                    Contractual     1.01%/2/   July 1, 2009    December 31, 2014
   Resource Class                   Contractual     0.30%/2/   July 1, 2009    December 31, 2014

Liquid Assets Portfolio
   Cash Management Class            Contractual     0.22%/2/   July 1, 2009    December 31, 2014
   Corporate Class                  Contractual     0.17%      July 1, 2009    December 31, 2014
   Institutional Class              Contractual     0.14%      July 1, 2009    December 31, 2014
   Personal Investment Class        Contractual     0.69%/2/   July 1, 2009    December 31, 2014
   Private Investment Class         Contractual     0.44%/2/   July 1, 2009    December 31, 2014
   Reserve Class                    Contractual     1.01%/2/   July 1, 2009    December 31, 2014
   Resource Class                   Contractual     0.34%      July 1, 2009    December 31, 2014

STIC Prime Portfolio
   Cash Management Class            Contractual     0.22%/2/   July 1, 2009    December 31, 2014
   Corporate Class                  Contractual     0.17%      July 1, 2009    December 31, 2014
   Institutional Class              Contractual     0.14%      July 1, 2009    December 31, 2014
   Personal Investment Class        Contractual     0.69%/2/   July 1, 2009    December 31, 2014
   Private Investment Class         Contractual     0.44%/2/   July 1, 2009    December 31, 2014
   Reserve Class                    Contractual     1.01%/2/   July 1, 2009    December 31, 2014
   Resource Class                   Contractual     0.30%/2/   July 1, 2009    December 31, 2014

Tax-Free Cash Reserve Portfolio/3/
   Cash Management Class            Contractual     0.33%/2/   July 1, 2009    December 31, 2014
   Corporate Class                  Contractual     0.28%      July 1, 2009    December 31, 2014
   Institutional Class              Contractual     0.25%      July 1, 2009    December 31, 2014
   Personal Investment Class        Contractual     0.80%/2/   July 1, 2009    December 31, 2014
   Private Investment Class         Contractual     0.50%/2/   July 1, 2009    December 31, 2014
   Reserve Class                    Contractual     1.12%/2/   July 1, 2009    December 31, 2014
   Resource Class                   Contractual     0.41%/2/   July 1, 2009    December 31, 2014

Treasury Portfolio
   Cash Management Class            Contractual     0.22%/2/   July 1, 2009    December 31, 2014
   Corporate Class                  Contractual     0.17%      July 1, 2009    December 31, 2014
   Institutional Class              Contractual     0.14%      July 1, 2009    December 31, 2014
   Personal Investment Class        Contractual     0.69%/2/   July 1, 2009    December 31, 2014
   Private Investment Class         Contractual     0.44%/2/   July 1, 2009    December 31, 2014
   Reserve Class                    Contractual     1.01%/2/   July 1, 2009    December 31, 2014
   Resource Class                   Contractual     0.30%/2/   July 1, 2009    December 31, 2014

/1/ The expense rate excluding 12b-1 fees of any class of shares established after the date of this Memorandum of Agreement will be the same as existing classes.
/2/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.
/3/ The expense limitation also excludes Trustees' fees and federal registration expenses.

                                                             as of July 1, 2014


                    EXHIBIT "C" - VARIABLE INSURANCE FUNDS

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

                                               CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                            VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                           ------------ ---------- ----------------- --------------
Invesco V.I. American Franchise Fund
   Series I Shares                             Contractual     2.00%     July 1, 2014    June 30, 2015
   Series II Shares                            Contractual     2.25%     July 1, 2014     June 30, 2015

Invesco V.I. American Value Fund
   Series I Shares                             Contractual     2.00%     July 1, 2012    June 30, 2015
   Series II Shares                            Contractual     2.25%     July 1, 2012     June 30, 2015

Invesco V.I. Balanced-Risk Allocation Fund/1/
   Series I Shares                             Contractual     0.76%     May 1, 2014     April 30, 2015
   Series II Shares                            Contractual     1.01%      May 1, 2014    April 30, 2015

Invesco V.I. Comstock Fund
   Series I Shares                             Contractual     0.78%     May 1, 2013     April 30, 2015
   Series II Shares                            Contractual     1.03%      May 1, 2013    April 30, 2015

Invesco V.I. Core Equity Fund
   Series I Shares                             Contractual     2.00%     May 1, 2013     June 30, 2015
   Series II Shares                            Contractual     2.25%      May 1, 2013     June 30, 2015

Invesco V.I. Diversified Dividend Fund
   Series I Shares                             Contractual     2.00%     May 1, 2013     June 30, 2015
   Series II Shares                            Contractual     2.25%      May 1, 2013     June 30, 2015

Invesco V.I. Diversified Income Fund
   Series I Shares                             Contractual     0.75%     July 1, 2005    April 30, 2015
   Series II Shares                            Contractual     1.00%     July 1, 2005    April 30, 2015

Invesco V.I. Equally-Weighted S&P 500 Fund
   Series I Shares                             Contractual     2.00%     July 1, 2012    June 30, 2015
   Series II Shares                            Contractual     2.25%     July 1, 2012     June 30, 2015

Invesco V.I. Equity and Income Fund
   Series I Shares                             Contractual     1.50%     July 1, 2012    June 30, 2015
   Series II Shares                            Contractual     1.75%     July 1, 2012     June 30, 2015

Invesco V.I. Global Core Equity Fund
   Series I Shares                             Contractual     2.25%     July 1, 2012    June 30, 2015
   Series II Shares                            Contractual     2.50%     July 1, 2012     June 30, 2015

/1/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund IV, Ltd.

                                                             as of July 1, 2014

                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                     ------------ ---------- ----------------- --------------
Invesco V.I. Global Health Care Fund
   Series I Shares                       Contractual     2.00%     May 1. 2013     June 30, 2015
   Series II Shares                      Contractual     2.25%     May 1, 2013     June 30, 2015

Invesco V.I. Global Real Estate Fund
   Series I Shares                       Contractual     2.00%     May 1. 2013     June 30, 2015
   Series II Shares                      Contractual     2.25%     May 1, 2013     June 30, 2015

Invesco V.I. Government Securities Fund
   Series I Shares                       Contractual     1.50%     May 1, 2013     June 30, 2015
   Series II Shares                      Contractual     1.75%     May 1, 2013     June 30, 2015

Invesco V.I. Growth and Income Fund
   Series I Shares                       Contractual     0.78%     May 1. 2013     April 30, 2015
   Series II Shares                      Contractual     1.03%     May 1, 2013     April 30, 2015

Invesco V.I. High Yield Fund
   Series I Shares                       Contractual     1.50%     May 1, 2014     June 30, 2015
   Series II Shares                      Contractual     1.75%     May 1, 2014     June 30, 2015

Invesco V.I. International Growth Fund
   Series I Shares                       Contractual     2.25%     July 1, 2012    June 30, 2015
   Series II Shares                      Contractual     2.50%     July 1, 2012    June 30, 2015

Invesco V.I. Managed Volatility Fund
   Series I Shares                       Contractual     1.03%    April 30, 2014   April 30, 2015
   Series II Shares                      Contractual     1.28%    April 30, 2014   April 30, 2015

Invesco V.I. Mid Cap Core Equity Fund
   Series I Shares                       Contractual     2.00%     May 1. 2013     June 30, 2015
   Series II Shares                      Contractual     2.25%     May 1, 2013     June 30, 2015

Invesco V.I. Mid Cap Growth Fund
   Series I Shares                       Contractual     2.00%     July 1, 2014    June 30, 2015
   Series II Shares                      Contractual     2.25%     July 1, 2014    June 30, 2015

Invesco V.I. Money Market Fund
   Series I Shares                       Contractual     1.50%     May 1. 2013     June 30, 2015
   Series II Shares                      Contractual     1.75%     May 1, 2013     June 30, 2015

Invesco V.I. S&P 500 Index Fund
   Series I Shares                       Contractual     2.00%     July 1, 2012    June 30, 2015
   Series II Shares                      Contractual     2.25%     July 1, 2012    June 30, 2015

                                                             as of July 1, 2014

                                       CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                                    VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                                   ------------ ---------- ----------------- -------------
Invesco V.I. Small Cap Equity Fund
   Series I Shares                     Contractual     2.00%      May 1. 2013    June 30, 2015
   Series II Shares                    Contractual     2.25%      May 1, 2013    June 30, 2015

Invesco V.I. Technology Fund
   Series I Shares                     Contractual     2.00%      May 1. 2013    June 30, 2015
   Series II Shares                    Contractual     2.25%      May 1, 2013    June 30, 2015

Invesco V.I. Value Opportunities Fund
   Series I Shares                     Contractual     2.00%      May 1. 2013    June 30, 2015
   Series II Shares                    Contractual     2.25%      May 1, 2013    June 30, 2015

                                                             as of July 1, 2014


                        EXHIBIT "D" - CLOSED-END FUNDS

                 INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST

                                              CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                          ------------ ---------- ----------------- ---------------
Invesco Municipal Income Opportunities Trust  Contractual     0.67%    August 27, 2012  August 31, 2014

                    INVESCO QUALITY MUNICIPAL INCOME TRUST

                                        CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                     VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                    ------------ ---------- ----------------- ----------------
Invesco Quality Municipal Income Trust  Contractual     0.50%   October 15, 2012  October 31, 2014

                     INVESCO VALUE MUNICIPAL INCOME TRUST

                                      CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                   VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                  ------------ ---------- ----------------- ----------------
Invesco Value Municipal Income Trust  Contractual     0.46%   October 15, 2012  October 31, 2014